SEPARATE ACCOUNTS OF

USAA LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS AND SCHEDULES

December 31, 2020

(WITH REPORT OF INDEPENDENT AUDITORS)

1

Report of Independent Auditors

Board of Directors of USAA Life Insurance Company

and Policyowners of the Separate Account

of USAA Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the Separate Accounts of USAA Life Insurance Company (comprised of the Vanguard Diversified Value, the Vanguard Equity Index, the Vanguard Mid-Cap Index, the Vanguard Small Company Growth, the Vanguard International, the Vanguard REIT Index, the Vanguard High Yield Bond, the Vanguard Money Market, the Fidelity VIP Contrafund, the Fidelity VIP Equity-Income, the DWS Capital Growth, and the Alger American Large Cap Growth Fund Accounts) (the “Separate Account”) as of December 31, 2020, and the related summary of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the schedule of investments as of December 31, 2020, and the financial highlights for each of the five years in the period then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements, schedule and financial highlights in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements, schedule and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

2

Opinion

In our opinion, the financial statements, schedule and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective fund accounts constituting the Separate Account at December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the schedule of investments as of December 31, 2020, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

April 23, 2021

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Statements of Assets and Liabilities

December 31, 2020

Fund Accounts

	Vanguard Diversified Value Portfolio	Vanguard Equity Index Portfolio	Vanguard Mid-Cap Index Portfolio	Vanguard Small Company Growth Portfolio	Vanguard International Portfolio	Vanguard REIT Index Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Money Market Portfolio	Fidelity VIP II Contrafund® Portfolio	Fidelity VIP Equity- Income Portfolio	DWS Capital Growth Portfolio	Alger American LargeCap Growth Portfolio
Assets:
Investments at fair value	$194,632	$325,182	$439,628	$331,888	$244,328	$2,109,497	$306,600	$667,178	$142,152	$21,120	$300,083	$1,034,105
Total assets	$194,632	$325,182	$439,628	$331,888	$244,328	$2,109,497	$306,600	$667,178	$142,152	$21,120	$300,083	$1,034,105
Liabilities:
Payable to
USAA Life
Insurance Company	—	—	32	—	—	—	—	—	—	—	—	—

Net assets	$194,632	$325,182	$439,596	$331,888	$244,328	$2,109,497	$306,600	$667,178	$142,152	$21,120	$300,083	$1,034,105

Net assets consists of:
Accumulation reserves	$194,632	$325,182	$223,366	$331,888	$244,328	$2,109,497	$306,600	$667,178	$142,152	$21,120	$300,083	$1,034,105
Annuity reserves	—	—	216,230	—	—	—	—	—	—	—	—	—

Net assets	$194,632	$325,182	$439,596	$331,888	$244,328	$2,109,497	$306,600	$667,178	$142,152	$21,120	$300,083	$1,034,105

Units outstanding
Accumulation	5,498	7,722	4,216	6,028	4,938	40,642	10,874	436,329	2,566	732	2,540	8,043

Annuity	—	—	4,082	—	—	—	—	—	—	—	—	—

Accumulation unit values	$35.40	$42.11	$52.98	$55.06	$49.48	$51.90	$28.20	$1.53	$55.40	$28.86	$118.13	$128.57

See accompanying notes to financial statements.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Summary of Operations

For the Year Ended December 31, 2020

Fund Accounts

	Vanguard Diversified Value Portfolio	Vanguard Equity Index Portfolio	Vanguard Mid-Cap Index Portfolio	Vanguard Small Company Growth Portfolio	Vanguard International Portfolio	Vanguard REIT Index Portfolio	Vanguard High Yield Bond Portfolio	Vanguard Money Market Portfolio	Fidelity VIP II Contrafund® Portfolio	Fidelity VIP Equity- Income Portfolio	DWS Capital Growth Portfolio	Alger American LargeCap Growth Portfolio
Income:
Dividends from investments	$4,332	$4,746	$4,774	$1,686	$2,146	$51,235	$15,777	$3,509	$302	$339	$1,234	$1,468
Expenses:
Mortality and expense risk	1,062	1,830	2,315	1,693	1,170	12,969	1,876	4,404	792	120	1,661	5,120
Administrative fees	163	281	356	261	180	1,995	289	677	122	19	256	788
Total expenses	1,225	2,111	2,671	1,954	1,350	14,964	2,165	5,081	914	139	1,917	5,908
Net investment income (loss)	3,107	2,635	2,103	(268)	796	36,271	13,612	(1,572)	(612)	200	(683)	(4,440)
Realized gain (loss) on investments:
Realized gain (loss) on sale of investments	(11)	2,245	4,713	504	929	(41,915)	(118)	—	576	59	7,567	11,707
Capital gains distributions	28,022	5,569	17,874	24,369	3,923	32,219	—	—	608	833	16,774	131,263
Realized gain (loss) on investments	28,011	7,814	22,587	24,873	4,852	(9,696)	(118)	—	1,184	892	24,341	142,970
Change in net unrealized appreciation on investments	(11,830)	37,956	53,763	36,158	82,571	(149,843)	790	—	31,956	82	60,449	274,812
Net realized and unrealized gain on investments	16,181	45,770	76,350	61,031	87,423	(159,539)	672	—	33,140	974	84,790	417,782

Increase in net assets resulting from operations	$19,288	$48,405	$78,453	$60,763	$88,219	$(123,268)	$14,284	$(1,572)	$32,528	$1,174	$84,107	$413,342

See accompanying notes to financial statements.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019

Fund Accounts

	Vanguard Diversified Value Portfolio		Vanguard Equity Index Portfolio		Vanguard Mid-Cap Index Portfolio		Vanguard Small Company Growth Portfolio		Vanguard International Portfolio		Vanguard REIT Index Portfolio
Increase (decrease) in net assets	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
From operations:
Net investment income (loss)	$ 3,107	$3,260	$2,635	$3,647	$2,103	$2,206	$(268)	$(646)	$796	$930	$36,271	$40,541
Realized gain (loss) on investments	28,011	11,283	7,814	32,169	22,587	30,902	24,873	28,967	4,852	4,761	(9,696)	59,978
Change in net unrealized appreciation (depreciation) on investments	(11,830)	19,905	37,956	37,772	53,763	45,537	36,158	30,199	82,571	30,913	(149,843)	397,338
Net increase (decrease) in net assets resulting from operations	19,288	34,448	48,405	73,588	78,453	78,645	60,763	58,520	88,219	36,604	(123,268)	497,857
Increase (decrease) in net assets
From contract transactions:
Purchases	1,002	5,110	—	1,000	34,034	5,081	2,004	1,841	—	—	—	—
Contract maintenance charges	(40)	(48)	(108)	(142)	(53)	(57)	(125)	(139)	(70)	(66)	(122)	(129)
Other redemptions	—	(8,660)	(4,252)	(90,370)	(8,785)	(18,764)	(2,335)	(12,081)	(1,011)	(677)	(42,594)	(34,037)
Net increase (decrease) in net assets from contract transactions	962	(3,598)	(4,360)	(89,512)	25,196	(13,740)	(456)	(10,379)	(1,081)	(743)	(42,716)	(34,166)
Net increase (decrease) in net assets	20,250	30,850	44,045	(15,924)	103,649	64,905	60,307	48,141	87,138	35,861	(165,984)	463,691
Net assets:
Beginning of period	174,382	143,532	281,137	297,061	335,947	271,042	271,581	223,440	157,190	121,329	2,275,481	1,811,790

End of period	$194,632	$174,382	$325,182	$281,137	$439,596	$335,947	$331,888	$271,581	$244,328	$157,190	$2,109,497	$2,275,481

	Vanguard High Yield Bond Portfolio		Vanguard Money Market Portfolio		Fidelity VIP II Contrafund® Portfolio		Fidelity VIP Equity- Income Portfolio		DWS Capital Growth Portfolio		Alger American LargeCap Growth Portfolio
Increase (decrease) in net assets	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019	2020		2019
From operations:
Net investment income (loss)	$13,612	$11,935	$(1,572)	$10,096	$(612)	$(290)	$200	$234	$(683)	$(686)	$(4,440	) $	(4,533)
Realized gain (loss) on investments	(118)	(46)	—	—	1,184	11,776	892	1,186	24,341	24,176	142,970		22,365
Change in net unrealized appreciation (depreciation) on investments	790	20,948	—	—	31,956	14,950	82	2,764	60,449	38,341	274,812		119,883
Net increase (decrease) in net assets resulting from operations	14,284	32,837	(1,572)	10,096	32,528	26,436	1,174	4,184	84,107	61,831	413,342		137,715
Increase (decrease) in net assets
From contract transactions:
Purchases	1,011	102,672	2,504	21,831	—	—	—	—	—	—	—		—
Contract maintenance charges	(57)	(53)	(481)	(585)	(44)	(45)	(14)	(16)	(219)	(258)	(390)		(419)
Other redemptions	(12)	(8)	(12,109)	(14,108)	(907)	(2,515)	—	(2)	(14,863)	(2,507)	(17,283)		(28,799)
Net increase (decrease) in net assets from contract transactions	942	102,611	(10,086)	7,138	(951)	(2,560)	(14)	(18)	(15,082)	(2,765)	(17,673)		(29,218)
Net increase (decrease) in net assets	15,226	135,448	(11,658)	17,234	31,577	23,876	1,160	4,166	69,025	59,066	395,669		108,497
Net assets:
Beginning of period	291,374	155,926	678,836	661,602	110,575	86,699	19,960	15,794	231,058	171,992	638,436		529,939

End of period	$306,600	$291,374	$667,178	$678,836	$142,152	$110,575	$21,120	$19,960	$300,083	$231,058	$1,034,105		$638,436

See accompanying notes to financial statements.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Schedule of Investments

December 31, 2020

Variable accounts	Underlying mutual fund	Shares	Net Asset Value Per Share	Costs	Value	% of Net Assets
Vanguard Diversified Value	VVIF Diversified Value Portfolio	14,165	$13.74	$194,350	$194,632	3.2%
Vanguard Equity Index	VVIF Equity Index Portfolio	6,049	53.76	203,983	325,182	5.3%
Vanguard Mid-Cap Index	VVIF Mid-Cap Index Portfolio	17,060	25.77	307,138	439,596	7.2%
Vanguard Small Company Growth	VVIF Small Company Growth Portfolio	13,552	24.49	266,251	331,888	5.4%
Vanguard International	VVIF International Portfolio	5,608	43.57	104,451	244,328	4.0%
Vanguard REIT Index	VVIF REIT Index Portfolio	169,710	12.43	1,861,356	2,109,497	34.6%
Vanguard High Yield Bond	VVIF High Yield Bond Portfolio	37,759	8.12	282,766	306,600	5.0%
Vanguard Money Market	VVIF Money Market Portfolio	667,178	1.00	667,178	667,178	10.9%
Fidelity VIP II Contrafund®	FVIP Contrafund® Portfolio, Initial Class	2,951	48.17	88,671	142,152	2.3%
Fidelity VIP Equity-Income	FVIP Equity-Income Portfolio, Initial Class	884	23.90	17,912	21,120	0.3%
DWS Capital Growth	DWS Capital Growth VIP, Class A shares	7,084	42.36	185,839	300,083	4.9%
Alger American LargeCap Growth	Alger American LargeCap Growth Portfolio	11,071	93.41	638,401	1,034,105	16.9%

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(1)	Organization

The Separate Account of USAA Life Insurance Company (the Separate Account) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a subsidiary of the United Services Automobile Association (USAA). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of units. Units of the Separate Account are sold only in connection with a Variable Annuity Contract issued by USAA Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from USAA Life. The Separate Account cannot be charged with liabilities arising out of any other business of USAA Life.

The Separate Account is divided into 12 variable fund accounts, which are invested in shares of a designated portfolio of the Vanguard Variable Insurance Fund (VVIF), Fidelity Variable Insurance Products (FVIP), DWS Investments Variable Series I, or The Alger LargeCap American Fund as follows:

Fund account	Mutual fund investment
Vanguard Diversified Value	VVIF Diversified Value Portfolio
Vanguard Equity Index	VVIF Equity Index Portfolio
Vanguard Mid-Cap Index	VVIF Mid-Cap Index Portfolio
Vanguard Small Company Growth	VVIF Small Company Growth Portfolio
Vanguard International	VVIF International Portfolio
Vanguard REIT Index	VVIF REIT Index Portfolio
Vanguard High Yield Bond	VVIF High Yield Bond Portfolio
Vanguard Money Market	VVIF Money Market Portfolio
Fidelity VIP II Contrafund®	FVIP Contrafund® Portfolio, Initial Class
Fidelity VIP Equity-Income	FVIP Equity-Income Portfolio, Initial Class
DWS Capital Growth	DWS Capital Growth VIP, Class A shares
Alger American LargeCap Growth	Alger American LargeCap Growth Portfolio

Effective May 1, 2006, USAA Life, together with the Separate Account, ceased sales of variable annuity products. USAA Life took this action because it determined that it is not in the best interest of the USAA membership as a whole to continue supporting these product lines. Since that time, 99% of the product owners have terminated their contracts.

Vanguard International, Vanguard REIT Index, Fidelity VIP II Contrafund®, DWS Capital Growth, and Alger American LargeCap Growth were closed to investors as of October 14, 2006. Fidelity VIP Equity-Income was closed to investors as of April 16, 2007.

(2)	Summary of significant accounting policies

A.	Basis of presentation

Our accounting and reporting policies conform to accounting principles generally accepted in the United States (GAAP).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

B.	Security valuation

Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the corresponding mutual fund, which value their securities at fair value. Gains or losses on securities transactions are determined on the basis of the first-in first-out (FIFO) cost method. Security transactions are recorded on the trade date. Dividend income, if any, is recorded on ex-dividend date.

C.	Annuity reserves

Annuity reserves for contracts in the payout phase are actuarially determined based on the anticipated future net contract purchase payments, less benefits. These reserves are adjusted daily for the net investment income and net realized gain (loss) and change in net unrealized appreciation (depreciation) on investments. The mortality risk is fully borne by USAA Life. The mortality calculations for contracts annuitized between 1995 and 1997 are based on the 1983a Individual Annuitant Mortality Table; contracts annuitized between 1998 and 2014 are based on the Annuity 2000 (A2000) Table; contracts annuitized 2015 and after are based on the 2012 Individual Annuity Reserving (2012 IAR) Table, all at 3.0% interest. Annuitization may result in additional amounts being transferred into the Separate Account by USAA Life to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to USAA Life. At December 31, 2020, no adjustments were made to the annuity reserves.

D.	Distributions

The net investment income and realized capital gains of the Separate Account are not distributed, but instead are retained and reinvested for the benefit of unit owners.

E.	Income taxes

Operations of the Separate Account are included in the federal income tax return of USAA Life, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, USAA Life does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. USAA Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

F.	Coronavirus disease 2019

On January 30, 2020, the World Health Organization declared an infectious disease known as Coronavirus disease 2019 (COVID-19) a “Public Health Emergency of International Concern.” The COVID-19 pandemic has resulted in authorities implementing numerous measures attempting to contain the spread and impact of COVID-19, such as travel bans and restrictions, quarantines, shelter-in-place orders and limitations on business activity, including closures. These measures are, among other things, severely restricting global economic activity. These measures have also negatively impacted, and could continue to negatively impact businesses, market participants, our counterparties and members, and the U.S. and/or global economy for a prolonged period.

To address the economic impact in the U.S., two economic stimulus packages were signed into law in 2020 to provide relief to businesses and individuals, including the The Coronavirus Aid, Relief, and Economic Security Act. The Board of Governors of the Federal Reserve took additional steps to bolster the economy by providing additional funding sources for small and mid-sized businesses as well as for state and local governments as they work through cash flow stresses caused by the COVID-19 pandemic. The Federal Reserve has taken other steps to provide fiscal and monetary stimuli, including reducing the federal funds rate and the interest rate on the Federal Reserve’s discount window, and implementing programs to promote liquidity in certain securities markets. The Federal Reserve, along with other U.S. banking regulators, also issued Inter-Agency Guidance to financial institutions that are working with borrowers affected by COVID-19.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

The extent of the impact of COVID-19 on our financial performance will depend on future developments, including, but not limited to (i) the duration and spread of the outbreak, (ii) restrictions and advisories, (iii) new strains of the coronavirus (iv) the efficacy of vaccinations, and (v) the speed at which herd immunity can be achieved. Given this unprecedented uncertainty the future direct and indirect impact on our business, results of operations and financial condition are uncertain. Should current economic conditions persist or further deteriorate, the macroeconomic environment could have an adverse effect on our business and results of operations, which could include, but not be limited to increased market volatility and declines in the values of the underlying mutual funds.

G.	New accounting pronouncements issued but not yet effective

All new accounting standards and updates of existing standards issued in 2020 were considered by management and did not relate to accounting policies and procedures pertinent to the Separate Account at this time or were not expected to have a material impact to the financial statements.

(3)	Expenses and related party transactions

A mortality and expense risk charge is deducted by USAA Life from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.65% of the average net assets of each variable fund account. The mortality risks assumed by USAA Life arise from its contractual obligation to make annuity payments after the annuity date for the life of the annuitant in accordance with annuity rates guaranteed in the contracts under distribution options that involve life contingencies. USAA Life will also assume a mortality risk by its contractual obligation to pay a death benefit upon the death of an annuitant or contract owner prior to the Distribution Phase. The expense risk assumed by USAA Life is the costs of administering the contracts and the Separate Account may exceed the amount recovered from the contract maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased. During the year ended December 31, 2020, the total mortality and expense risk charge was $35,012.

The following expenses are charged to reimburse USAA Life for the expenses it incurs in the establishment and maintenance of the contracts and each variable fund account. USAA Life assesses each variable fund account a daily administrative charge at an annualized rate of 0.10% of the average net assets of each variable fund account. Beginning on the first anniversary of the effective date, and on each anniversary thereafter, a maintenance charge of $30 is deducted by USAA Life through a redemption of units from the accumulated value of each contract. This charge will apply only while the contract is in the accumulation phase. During the year ended December 31, 2020, the total administrative charge was $5,387.

Any premium tax levied by a state or government entity with respect to the Separate Account will be charged against the contract.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(4)	Investments

The following table summarizes purchases and sales activity for each corresponding mutual fund for the year ended December 31, 2020.

Variable Fund Account	Purchases	Sales
Vanguard Diversified Value	$1,002	$40
Vanguard Equity Index	—	4,360
Vanguard Mid-Cap Index	34,034	8,838
Vanguard Small Company Growth	2,004	2,460
Vanguard International	—	1,081
Vanguard REIT Index	—	42,716
Vanguard High Yield Bond	1,011	69
Vanguard Money Market	2,504	12,590
Fidelity VIP II Contrafund®	—	951
Fidelity VIP Equity-Income	—	14
DWS Capital Growth	—	15,082
Alger American LargeCap Growth	—	17,673

(5)	Fair value measurements

FASB guidance on fair value measurements establishes a three-level valuation hierarchy for disclosure of assets and liabilities measured at fair value. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical assets and liabilities that can be accessed at the measurement date.

•

Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly.

•	Level 3—inputs to the valuation methodology are unobservable for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Below is a description of our valuation methodologies for assets and liabilities measured at fair value:

If listed prices or quotes are not available, fair value is based upon independent or internally developed models that primarily use, as inputs, market-based or independently sourced market parameters, including but not limited to, yield curves, interest rates, volatilities, equity or debt prices, foreign exchange rates and credit curves. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while we believe our valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date.

As quoted market prices are available, the underlying mutual fund investments are classified as Level 1 within the valuation hierarchy.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Notes to the Financial Statements

(6)	Changes in units outstanding

The changes in units outstanding for the years ended December 31, 2020 and 2019 were as follows:

	2020			2019
Variable accounts	Units issued	Units redeemed	Net Increase (Decrease)	Units issued	Units redeemed	Net Increase (Decrease)
Vanguard Diversified Value	34	1	33	181	328	(147)
Vanguard Equity Index	—	110	(110)	28	2,981	(2,953)
Vanguard Mid-Cap Index	1,062	195	867	130	487	(357)
Vanguard Small Company
Growth	47	50	(3)	44	322	(278)
Vanguard International	—	30	(30)	—	26	(26)
Vanguard REIT Index	—	758	(758)	—	742	(742)
Vanguard High Yield Bond	38	2	36	4,181	2	4,179
Vanguard Money Market	1,631	8,214	(6,583)	14,393	9,618	4,775
Fidelity VIP II Contrafund®	—	20	(20)	—	62	(62)
Fidelity VIP Equity-Income	—	—	—	—	1	(1)
DWS Capital Growth	—	159	(159)	—	36	(36)
Alger American LargeCap Growth	—	189	(189)	—	410	(410)

(7)	Subsequent events

On March 11, 2021, the President signed into law the American Rescue Plan Act of 2021 (The Act). The Act includes $1.9 trillion in funding to battle the coronavirus pandemic through expanded testing, vaccine production and distribution, as well as additional economic relief for individuals, businesses, and communities. The Act extends pandemic-related federal unemployment benefits through Labor Day (September 6, 2021), includes a third round of Economic Impact Payments to qualifying individuals, and provides assistance for states, cities, and other local governments. The expanded testing, vaccine production and distribution is expected to shorten the timeline for achieving herd immunity and potentially result in an improved macroeconomic environment.

The date to which events occurring after December 31, 2020, have been evaluated for possible adjustment to the financial statements or disclosure is April 23, 2021, which is the date on which the financial statements were available to be issued.

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SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Financial Highlights

A summary of accumulation unit values (“AUV”), accumulation units, annuity units, net investment income (loss), net assets, investment income ratios, expense ratios and total returns for each year or period ended December 31 are presented in the table below.

Variable accounts	At the end of each year
For each year	AUV	Accumulation units	Annuity units	Net investment income (loss)	Net assets	Investment income ratios (A)	Expense ratios (B)	Total returns (C)
Vanguard Diversified Value
2020	35.40	5,498	—	$3,107	$194,632	2.66%	0.75%	38.34%
2019	31.91	5,465	—	3,260	174,382	2.82%	0.75%	24.71%
2018	25.58	5,612	—	2,744	143,532	2.50%	0.75%	-9.84%
2017	28.35	5,487	—	2,870	155,589	2.72%	0.75%	12.27%
2016	25.24	5,458	—	3,191	137,776	2.89%	0.75%	12.08%
Vanguard Equity Index
2020	42.11	7,722	—	2,635	325,182	1.69%	0.75%	52.82%
2019	35.90	7,832	—	3,647	281,137	2.05%	0.75%	30.28%
2018	27.55	10,785	—	3,331	297,061	1.77%	0.75%	-5.26%
2017	29.06	11,734	—	3,308	341,017	1.80%	0.75%	20.70%
2016	24.07	12,006	—	4,292	288,965	2.29%	0.75%	10.93%
Vanguard Mid-Cap Index
2020	52.98	4,216	4,082	2,103	439,596	1.34%	0.75%	52.17%
2019	45.21	4,194	3,237	2,206	335,947	1.46%	0.75%	29.86%
2018	34.80	4,341	3,447	1,289	271,042	1.18%	0.75%	-10.04%
2017	38.67	4,250	3,347	1,268	293,826	1.19%	0.75%	18.16%
2016	32.72	4,624	3,570	2,157	268,112	1.50%	0.75%	10.25%
Vanguard Small Company Growth
2020	55.06	6,028	—	(268)	331,888	0.65%	0.75%	55.40%
2019	45.03	6,031	—	(646)	271,581	0.49%	0.75%	27.12%
2018	35.42	6,309	—	(845)	223,440	0.44%	0.75%	-7.99%
2017	38.48	7,255	—	(707)	279,153	0.47%	0.75%	22.51%
2016	31.40	7,383	—	(835)	231,821	0.35%	0.75%	14.04%
Vanguard International
2020	49.48	4,938	—	796	244,328	1.19%	0.75%	103.60%
2019	31.64	4,968	—	930	157,190	1.41%	0.75%	30.19%
2018	24.29	4,994	—	201	121,329	0.89%	0.75%	-13.31%
2017	28.01	6,097	—	512	170,782	1.08%	0.75%	41.55%
2016	19.78	6,374	—	1,241	126,068	1.68%	0.75%	1.06%
Vanguard REIT Index
2020	51.90	40,642	—	36,271	2,109,497	2.58%	0.75%	20.69%
2019	54.96	41,400	—	40,541	2,275,481	2.65%	0.75%	27.82%
2018	42.99	42,142	—	42,055	1,811,790	3.00%	0.75%	-6.09%
2017	45.77	43,021	—	32,829	1,968,996	2.44%	0.75%	3.97%
2016	44.01	44,009	—	35,198	1,936,799	2.59%	0.75%	7.52%
Vanguard High Yield Bond
2020	28.20	10,874	—	13,612	306,600	5.48%	0.75%	20.34%
2019	26.88	10,838	—	11,935	291,374	5.33%	0.75%	14.76%
2018	23.42	6,659	—	6,380	155,926	4.74%	0.75%	-3.51%
2017	24.26	6,622	—	6,319	160,616	4.77%	0.75%	6.16%
2016	22.84	6,585	—	7,628	150,402	5.44%	0.75%	10.47%

13

SEPARATE ACCOUNTS OF USAA LIFE INSURANCE COMPANY

Financial Highlights

Variable accounts	At the end of each year
For each year	AUV	Accumulation units	Annuity units	Net investment income (loss)	Net assets	Investment income ratios (A)	Expense ratios (B)	Total returns (C)
Vanguard Money Market
2020	1.53	436,329	—	$(1,572)	$667,178	0.52%	0.75%	1.19%
2019	1.53	442,912	—	10,096	678,836	2.24%	0.75%	1.42%
2018	1.51	438,137	—	7,803	661,602	1.96%	0.75%	1.13%
2017	1.49	423,526	—	1,592	631,917	1.00%	0.75%	0.18%
2016	1.49	414,133	—	(2,050)	616,334	0.47%	0.75%	-0.34%
Fidelity VIP II Contrafund®
2020	55.40	2,566	—	(612)	142,152	0.25%	0.75%	69.18%
2019	42.75	2,586	—	(290)	110,575	0.47%	0.75%	30.56%
2018	32.74	2,648	—	(52)	86,699	0.70%	0.75%	-7.11%
2017	35.23	2,900	—	196	102,188	0.93%	0.75%	20.93%
2016	29.12	3,586	—	(214)	104,435	0.60%	0.75%	7.16%
Fidelity VIP Equity-Income
2020	28.86	732	—	200	21,120	1.84%	0.75%	33.87%
2019	27.26	732	—	234	19,960	2.04%	0.75%	26.43%
2018	21.55	733	—	264	15,794	2.29%	0.75%	-9.03%
2017	23.67	737	—	162	17,437	1.74%	0.75%	12.00%
2016	21.13	740	—	175	15,631	1.56%	0.75%	17.08%
DWS Capital Growth
2020	118.13	2,540	—	(683)	300,083	0.48%	0.75%	87.81%
2019	85.60	2,699	—	(686)	231,058	0.42%	0.75%	36.09%
2018	62.89	2,735	—	(67)	171,992	0.72%	0.75%	-2.35%
2017	64.40	2,834	—	10	182,475	0.75%	0.75%	25.33%
2016	51.37	3,431	—	370	176,254	0.92%	0.75%	3.44%
Alger American LargeCap Growth
2020	128.57	8,043	—	(4,440)	1,034,105	0.19%	0.75%	109.65%
2019	77.55	8,232	—	(4,533)	638,436	—%	0.75%	26.46%
2018	61.32	8,642	—	(4,441)	529,939	—%	0.75%	1.42%
2017	60.45	8,761	—	(3,787)	529,603	—%	0.75%	27.48%
2016	47.41	9,371	—	(4,584)	444,242	—%	0.75%	-1.59%

A.

These amounts represent the dividends, excluding distributions of capital gains, received by the fund account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the fund accounts invest. Accordingly, significant changes in the net assets of the fund account may cause the Investment Income ratio to be higher or lower than if the net assets had been constant.

B.

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

C.	The AUV total return amounts are computed in accordance with a formula prescribed by the Securities and Exchange Commission, which includes deduction of contract charges.

14

USAA®

USAA LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS AND SCHEDULES

DECEMBER 31, 2020 and 2019

(WITH REPORT OF INDEPENDENT AUDITORS)

1

Report of Independent Auditors

The Audit Committee

USAA Life Insurance Company

We have audited the accompanying statutory-basis financial statements of USAA Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Texas Department of Insurance.

Basis of Accounting

As described in Note 1 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Our opinion is not modified with respect to this matter.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory-basis financial statements as a whole. The accompanying supplemental schedule of selected statutory-basis financial data and supplemental investment disclosures are presented to comply with the National Association of Insurance Commissioners’ Annual Financial Reporting Model Regulation (#205), as adopted by the State of Texas, the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the statutory- basis financial statements as a whole.

Restriction on Use

Our auditors’ report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

April 28, 2021

3

USAA LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2020 and 2019

(Dollars in thousands, except per share data)

	2020	2019
Admitted Assets
Cash and invested assets:
Bonds	$23,864,091	$23,209,147
Redeemable preferred stocks	35,000	35,000
Non redeemable preferred stocks	93,137	104,234
Investments in common stock of wholly-owned subsidiaries	75,630	89,155
Common stocks	9,740	9,631
Mortgage loans on real estate, net	2,112,522	1,671,156
Cash and cash equivalents	251,986	229,389
Policy loans	165,453	170,124
Other invested assets	333,546	288,143
Receivables for securities	3,581	2,861
Securities lending reinvested collateral assets	69,344	20,484

Total cash and invested assets	27,014,030	25,829,324
Investment income receivable	258,035	257,103
Uncollected and deferred premiums	54,814	115,041
Reinsurance recoverable from reinsurers	43,959	33,593
Net deferred tax asset	71,091	67,334
Receivables from affiliates	21,438	258
Other admitted assets	6,987	12,175
Separate account assets	6,352	5,664

Total admitted assets	$27,476,706	$26,320,492

Liabilities and Capital and Surplus
Liabilities:
Aggregate reserve for life and accident and health contracts	$22,040,583	$21,392,404
Liability for deposit-type contracts	1,862,223	1,524,538
Contract claims	220,253	197,529
Policyholder dividends and provision for policyholder dividends	40,164	40,869
Interest maintenance reserve	58,310	57,054
Accrued general expenses	163,753	29,148
Current federal income taxes payable	24,593	7,151
Remittances and items not allocated	166,066	129,199
Asset valuation reserve	225,051	196,208
Payable to affiliates	61,534	97,600
Payable for securities	50,994	—
Payable for securities lending	69,344	20,484
Other liabilities	39,519	31,694
Separate account liabilities	6,352	5,664

Total liabilities	25,028,739	23,729,542

Capital and Surplus:
Capital:
Common capital stock, $100 par value; 30,000 shares authorized; 25,000 shares issued and outstanding	2,500	2,500
Surplus:
Paid-in and contributed surplus	144,008	144,008
Unassigned surplus	2,301,459	2,444,442

Total surplus	2,445,467	2,588,450

Total capital and surplus	2,447,967	2,590,950

Total liabilities and capital and surplus	$27,476,706	$26,320,492

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2020 and 2019

(Dollars in thousands)

	2020	2019
Income
Premiums and annuity considerations	$2,116,662	$1,907,529
Considerations for supplementary contracts and dividend accumulations	125,869	163,530
Net investment income	1,163,278	1,185,061
Commissions and expense allowance on reinsurance ceded	105,732	100,064
Other income	7,254	5,602

Total income	3,518,795	3,361,786

Benefits, reserve changes and expenses
Death and other policy benefits	819,041	759,754
Annuity benefits	385,553	329,486
Surrender benefits and withdrawals for life contracts	862,498	994,206
Increase in aggregate reserve for contracts	648,179	490,325
General insurance expenses	584,124	529,979
Other expenses	81,602	69,990
Increase in loading on deferred and uncollected premiums	59,488	(127,536)
Net transfers from separate account	(95)	(69)

Total benefits, reserve changes and expenses	3,440,390	3,046,135

Income before policyholder dividends, federal income taxes and net realized capital gains (losses)	78,405	315,651
Policyholder dividends	39,488	40,222

Income before federal income taxes and net realized capital gains (losses)	38,917	275,429
Federal income taxes (benefit)	63,870	28,271

Income before net realized capital gains (losses)	(24,953)	247,158
Net realized capital gains (losses), net of capital gains tax of $(1,843) and $(5,964) and $2,261 and $1,388 transferred to the interest maintenance reserve, respectively	(12,621)	(49,573)

Net income (loss)	$(37,574)	$197,585

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Capital and Surplus

Years ended December 31, 2020 and 2019

(Dollars in thousands)

	2020	2019
Capital
Preferred stock:
Beginning of year	$—	$15,000
Repurchase of stock	—	(15,000)

End of year	—	—
Common stock	2,500	2,500

Total capital	2,500	2,500

Surplus

Paid-in and contributed surplus	144,008	144,008

Unassigned surplus:
Beginning of year	2,444,442	2,375,374
Net income	(37,574)	197,585
Change in net unrealized capital gains (losses)	(19,810)	13,837
Change in net deferred income taxes	61,633	(8,882)
Change in nonadmitted assets	(50,593)	(10,045)
Change in asset valuation reserve	(28,843)	2,468
Dividends to stockholders	(57,000)	(42,895)
Change in actuarial valuation basis	—	(81,082)
Prior year adjustments	(10,796)	(1,918)

End of year	2,301,459	2,444,442

Total surplus	2,445,467	2,588,450

Total capital and surplus	$2,447,967	$2,590,950

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2020 and 2019 (Dollars in thousands)

	2020	2019
Cash from operations
Premiums collected, net of reinsurance	$2,243,109	$2,074,434
Net investment income	1,156,513	1,177,291
Miscellaneous income	105,738	100,191
Benefit and loss related payments	(1,981,254)	(2,006,322)
Net transfers from separate account	95	69
Commissions and expenses paid	(496,063)	(584,845)
Dividends paid to policyholders	(40,192)	(41,120)
Federal and foreign income taxes paid	(46,846)	(30,737)

Net cash from operations	941,100	688,961

Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	2,566,803	1,888,743
Stocks	15,307	32,000
Mortgage loans	26,551	35,384
Other invested assets	8,684	20,086
Miscellaneous proceeds	50,994	11,447

Total investment proceeds	2,668,339	1,987,660

Cost of investments acquired:
Bonds	3,221,641	2,480,983
Stocks	10,000	9,298
Mortgage loans	467,917	395,825
Other invested assets	58,615	104,725
Miscellaneous applications	49,579	6,122

Total investments acquired	3,807,752	2,996,953
Net increase (decrease) in policy loans	(4,671)	(962)

Net cash from investments	(1,134,742)	(1,008,331)

Cash from financing and miscellaneous sources
Capital and paid-in surplus	—	(15,000)
Net deposits on deposit-type contracts	267,559	318,086
Dividends to stockholder	(57,000)	(42,895)
Other cash provided (used)	5,680	2,402

Net cash from financing and miscellaneous sources	216,239	262,593

Net change in cash, cash equivalents and short-term investments	22,597	(56,777)
Cash, cash equivalents and short-term investments:
Beginning of year	229,389	286,166

End of year	$251,986	$229,389

The Company reported the following non-cash activity:
Bonds and stocks security exchanges	$214,671	$352,197
Interest capitalization	631	507
Commitments in tax credit	5,347	4,713
Interest credited to policyholders	70,104	44,664
Federal Home Loan Bank stock dividend received	109	—

See accompanying notes to the statutory financial statements.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

(1)	Summary of Significant Accounting Policies

A.	Nature of Operations

USAA Life Insurance Company (also referred to as we, us, and our, unless otherwise denoted) is a wholly-owned subsidiary of United Services Automobile Association (USAA). We market individual life insurance policies, annuity contracts, and accident and health policies primarily to individuals eligible for membership in USAA, and we sell certain policies to non-members through third-party arrangements. We are licensed to do business in the District of Columbia and in all states, with the exception of New York. Our subsidiary insurance company, USAA Life Insurance Company of New York (Life of NY), is licensed to sell life and annuity contracts in New York. Of our noninsurance subsidiary businesses, USAA Life General Agency, Inc. (LGA), offers additional products of other insurance companies requested by USAA members, which are not sold by us, and USAA Annuity Services Corporation (UASC) facilitates the sale of annuity and structured settlement products to other parties.

B.	Accounting Practices

We prepare statutory financial statements in accordance with the requirements of Texas law. The Texas Department of Insurance (Department) has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (APPM), as amended, as reflected in the Texas Administrative Code, Title 28, Section 7.18. The March 2020 version of the APPM is currently in effect, setting out applicable Statutory Statements of Accounting Principles (SSAPs). The Department requires Texas insurers to apply applicable SSAPs, in conjunction with Texas statutes, Department rules, and the directives, instructions, and orders of the Texas insurance commissioner, in determining and reporting its financial condition and operating results and for determining its solvency. The Department has also adopted optional exceptions and modifications to the SSAPs, which we have opted not to implement.

There are no differences between our net income and capital and surplus and the NAIC SSAP and accounting practices prescribed or permitted by the Department.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Department requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

D.	Accounting Policies

Investments

Bonds are reported at amortized cost, except for those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Loan-backed and structured securities are reported at amortized cost, except for those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value. Amortization of premium or discount on bonds, loan-backed and structured securities are calculated using the scientific (constant yield) interest method. The retrospective adjustment method is used to value all securities expect for those with floating or adjustable coupons or previously impaired securities, in which case, the prospective methodology is used.

Our investments in redeemable and non redeemable preferred stocks are stated at amortized cost or cost if assigned an NAIC designation 1 to 3; otherwise, they are stated at the lower of amortized cost or fair value.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

Common stock investment in our wholly-owned insurance subsidiary, Life of NY, is stated at underlying statutory equity value. Investments in our unaudited wholly-owned non-insurance subsidiaries, LGA and UASC, have been nonadmitted in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities (SSAP 97). Common stock investments also consist of our investment in Federal Home Loan Bank (FHLB) capital stock, and are accounted for at cost in accordance with SSAP No. 30, Unaffiliated Common Stock.

Mortgage loans are stated at their unpaid principal balance, net of allowance valuation.

Policy loans are stated at their aggregate unpaid balance.

Other invested assets include primarily our investments in joint ventures, limited liability companies and other forms of partnerships. These investments are carried at the underlying audited U.S. GAAP equity of the investee as defined in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, (SSAP 48). For those investments with affiliated entities, they are accounted for using the equity method as defined in SSAP 97. As a part of our community reinvestment initiatives, we have made equity investments in certain limited partnership and limited liability companies that finance the construction and rehabilitation of affordable rental housing, as well as stimulate economic development in low to moderate income communities. These investments are carried at proportional amortized cost as specified in SSAP No. 93, Low Income Housing tax Credit Property Investments. Investments in surplus notes are stated at amortized cost if assigned an NAIC designation 1 to 2; otherwise, they are stated at the lower of amortized cost or fair value as specified in SSAP No. 41R, Surplus Notes.

Principal or interest payments on debt securities or loans are determined to be uncollectible when they are 90 days past due, and the amounts determined to be uncollectible are written off through the Statutory Statements of Operations. Interest is not accrued on debt securities or mortgage loans for which principal or interest payments are determined to be uncollectible.

We periodically review the value of our invested assets for other-than-temporary impairment (OTTI). If a decline in the fair value of the investment is deemed to be other-than-temporary (OTT), the difference between carrying value and the expected recovery value is charged to income as a realized capital loss.

Securities lending reinvested collateral is stated at the statutory value of the underlying investments comprising the reinvested collateral in accordance with investment policies above.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and short-term highly liquid marketable securities with original maturities of less than three months at the time of purchase. At December 31, 2020 and 2019, cash included $2,245 and $2,302, respectively, of separate account purchases awaiting reinvestment. These funds are restricted from our use (see Note 3F for further information). Notes receivable from affiliates are classified as cash equivalents and are carried at their outstanding principal balance.

Uncollected and Deferred Premiums

Uncollected premiums are gross premiums that are due and unpaid as of the reporting date, net of loading. Uncollected premiums more than 90 days past due are nonadmitted and therefore, are not presented in these financial statements. Deferred premiums are a current policy’s entire premium to the next policy anniversary date, less any deferred premiums that have been collected, net of loading.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

Aggregate Reserve for Policies and Contracts

Reserves for traditional life insurance that are not subject to Principle Based Reserves are computed using the Net Level Premium Method or the Commissioners Reserve Valuation Method (CRVM). Interest rate assumptions range from 2.50% to 4.50%. Life insurance mortality assumptions are based on the 1958 CSO/CET, 1980 CSO/CET, 2001 CSO mortality tables (including the Preferred Class Structure mortality tables), or 2017 CSO mortality tables (including the Preferred Class Structure mortality tables). Reserves for traditional life insurance that are subject to Principle Based Reserves are computed using the Net Premium Reserve Method and the Deterministic/Stochastic Reserve Method prescribed by VM-20. Interest rate assumption used for the Net Premium Reserve Method is 4.50%. Mortality assumptions used for the Net Premium Reserve Method are based on the 2017 CSO mortality tables. The assumptions used for Deterministic/Stochastic Reserve Method are the prudent estimate assumptions developed internally, as required by VM-20.

Universal life reserves are computed by the method specified in the NAIC Universal Life Model Regulation. Interest rate assumptions range from 1.00% to 4.50% Bank Owned Life Insurance (BOLI) reserves are equal to our share of the actual gross account values. Deferred annuity reserves are computed using the Commissioners Annuity Reserve Valuation Method (CARVM) as defined by Actuarial Guideline XXXIII. Annuity interest rate assumptions are the statutory interest rates. Interest rates range from 3.25% to 8.75%. Reserves for annuities in payout status are computed as the present value of future benefits. Annuity interest rate assumptions are the statutory interest rates or contract guaranteed rates, whichever are more conservative. Mortality assumptions are based on the 1983a, A2000, or 2012 IAR mortality tables. Interest rates range from 0.00% to 8.00%.

The Active Life Reserves for Income Replacement policies issued through 1993 are valued on a two-year full preliminary term basis using 4.00% interest and a modification of the 1964 CDT table. The Active Life Reserves for policies issued in 1994 and later are valued on a two-year full preliminary term basis using 4.00% interest and a modification of the 1985 CIDA. The Disabled Life Reserves are valued using a 3.00% interest rate and the 1985 CIDC table. The Active Life Reserves for In-Hospital Cash policies are valued on a two-year full preliminary term basis, using 4.00% interest and a modification of the 1969 Society of Actuaries Intercompany Experience study. The Active Life Reserves for Issue Age and Attained Age Standardized Medicare Supplement Plans are valued on a two-year full preliminary term basis using 4.00% interest for issues prior to 2013, 3.50% for 2013 and later issues, and a modification of the 1994 Tillinghast claim cost tables.

Insurance Revenues and Expenses

Premiums on traditional life insurance products are recognized as revenues as they become due from policyholders under the terms of the insurance contract. Universal life premiums and annuity considerations are recognized when received while health premiums are earned ratably over the term of the related insurance policies. Benefits, policy administration, and other expenses are recognized as incurred over the lives of the policies. Premiums on two new third party annuity products offered to non-members on a commission basis, started recognizing revenue in late 2019 at the launch of a third party distribution (3PD) Single Premium Immediate Annuity (SPIA) product and in August of 2020, at the launch of a 3PD premium deferred annuity (PDA) product.

Reinsurance

We are party to several life reinsurance treaties with various reinsurers in order to mitigate the risk of over concentration. We continually monitor the financial condition of our reinsurers.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

Capitalization policy

Capitalized furniture, fixtures, and equipment are depreciated over a 3 to 20-year period using double declining and straight-line methods. Capitalized software is amortized over a 3-year period using the straight-line method.

Fair Value of Financial Instruments

The fair value estimates of our financial instruments were made at a point in time, based on relevant market information and information about the related financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale, at any one point in time, our entire holdings of a particular financial instrument. In addition, the tax ramifications related to the effect of fair value estimates have not been considered in the estimates. Under our supervision, the fair value of debt and equity securities presented was determined using an independent pricing service.

Federal Income Taxes

We are included in the consolidated federal income tax return filed by our parent, USAA. Members of the consolidated group are jointly and severally liable for the group’s consolidated income tax liability under Regulation Section 1.1502-6(a). Current taxes are allocated to the separate subsidiaries of USAA based upon a written tax allocation agreement, whereby companies receive a current benefit to the extent that their losses are utilized by the consolidated group. However, for separate company financial statement purposes, our accounting policy is to report taxes on a separate company reporting basis. Separate company current taxes are computed at a 21% rate on regular taxable income adjusted for any consolidated benefits allocated to the companies. Any balance in Current federal income taxes recoverable, if applicable, represents federal income taxes recoverable from USAA, and any balance in Current federal income taxes payable, if applicable, represents federal income taxes payable to USAA, according to the allocation agreement.

Deferred income taxes are recognized for tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred taxes of a change in tax rates is recognized in Unassigned surplus in the period that includes the enactment date.

E.	Current Vulnerability Due to Certain Concentrations

We mitigate our concentration risk through the use of reinsurance and by conducting business in 49 states, and the District of Columbia.

F.	Basis of Accounting

The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department, which vary in some respects from GAAP. The more significant of these differences are as follows:

Policy Acquisition Costs

The costs of acquiring business are expensed when incurred; under GAAP, certain acquisition costs, to the extent recoverable, would be deferred and amortized over the periods benefited.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

Investments

Investments in bonds are reported at amortized cost or fair value based on their NAIC rating. For GAAP, fixed maturity investments are classified as available-for-sale, which are reported at fair value with unrealized holding gains and losses reported in accumulated other comprehensive income.

The asset valuation reserve (AVR), which is not required by GAAP, is determined by an NAIC formula and provides a valuation allowance for invested assets. In addition, a liability for the interest maintenance reserve (IMR) has been recorded to capture the realized capital gains and losses for fixed income investments due to interest rate changes. IMR is not required by GAAP.

Securities Lending

Securities lending collateral reinvested in debt securities is carried at the lower of amortized cost or fair value based on their NAIC rating. For GAAP, collateral reinvested in debt securities is carried at fair value.

Subsidiaries

The financial statements of our subsidiaries are not consolidated with our financial statements as would be required under GAAP; rather, these investments are carried at their net equity value with amounts actually received in the form of dividends included in investment income, while undistributed equity in Net income is included with unrealized gains and losses on investments as a credit or charge to Unassigned surplus.

Nonadmitted Assets

Certain assets designated as nonadmitted are excluded from the accompanying Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and are charged directly to Unassigned surplus; under GAAP, such assets are included in the balance sheet.

Reinsurance

Ceded reinsurance amounts related to policyholder liabilities are reported as reductions of the related reserves rather than as assets, as would be required under GAAP.

Premiums

Premiums are taken into income over the premium paying period of the related policies, with some investment contracts being accounted for under the deposit method of accounting. Under GAAP, premiums that are in excess of policy charges are deferred.

Deferred Income Taxes

Gross deferred tax assets are reduced by valuation allowance adjustments when it is more likely-than-not that all or a portion of the deferred tax asset will not be realized. Admitted deferred tax assets are limited to 1) the amount of federal income taxes paid in the prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service (IRS) tax loss carryforward provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing (EDP) equipment and operating software, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state income taxes.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

Under GAAP, state income taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets that are not more likely-than-not to be realized.

Policyholder Dividends

A liability for undistributed income allocable to participating policyholders has not been recorded as would be required under GAAP.

Policy Reserves

Policy reserves are based on statutory-basis mortality and interest requirements without consideration of withdrawal, except for Principle Based Reserves. Statutory reserves may differ from reserves based on best estimates with a provision for adverse deviation of mortality, interest and withdrawals.

Reserve Valuation

Reserve valuation changes for existing policies, prescribed under statutory accounting principles, are accounted for as adjustments to Unassigned surplus in the year in which they occur. No entry is required under GAAP.

(2)	Accounting Changes and Correction of Errors

Correction of errors

As of December 31, 2020, the following items were recorded as prior year adjustments to surplus:

During 2019, it was determined that in prior periods we incorrectly applied the new Health Rate Implementation (HRI) on a calendar basis prior to the anniversary date of a policy in some states. According to state regulations in some states, the HRI rate should only be applied every 12 months and it should only be applied on the yearly contract anniversary, which includes new issues and the active block of business. This resulted in an over recognition of premium income estimated to be $909. In 2020, an adjustment was made to reduce the amount of the accrual by $167. The amount was corrected and recorded as a prior period adjustment to surplus in 2020. All reimbursements to impacted policyholders have been made, with no remaining liability as of December 31, 2020.

During 2019, our investment in common stock of our subsidiary, USAA Life Insurance Company of New York (Life NY), was overstated. At December 31, 2019, it was determined that Life NY needed to increase their reserves by $11,000 as a result of cash flow analysis. This resulted in our investment in Life NY being overstated by $10,910, net of tax, as of December 31, 2019, and was corrected as a prior period adjustment to surplus for 2020.

We determined that we over calculated the policy limits for simplified whole life insurance policies issued to certain members and with approval from the Internal Revenue Service, will be refunded to members in 2021 to bring them below the corrected policy limits. The estimated amount of $53 that will be refunded to members should have been established as a liability in 2019, and as a correction, a prior period adjustment was recorded to surplus as of December 31, 2020.

The aggregate amount of $10,796 for these corrections were recorded as a prior year adjustment, net of tax, to surplus in 2020.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in Thousands)

During 2019, we also discovered that the proportional amortization method was incorrectly applied to the balance of Low Income Housing Tax Credits (LIHTC) investments. The cash payments were proportionately amortized rather than the full commitment, thus, understating the balance of the asset as well as the amortization expense. A liability for the LIHTC unfunded tax credit commitment of $5,068 was recorded in 2019 in Other liabilities, and the related investment of $3,967 was recognized and recorded in Other invested assets. As a correction, amortization expense of $1,009 was recorded as a prior period adjustment to surplus. The amortization expense of $1,970 for 2019 was recorded in Net investment income earned.

The aggregate amount of $1,918 for these corrections have been recorded as a prior year adjustment, net of tax, to surplus in 2019.

Accounting changes

In 2019, we had a change in valuation basis related to the uncollected and deferred premium assets. The adjustment is due to a change in actuarial valuation on the application of a floor on gross reserve, net of due and uncollected premiums. This change in valuation basis resulted in $81,082 recorded as a reduction to surplus for 2019.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

(3)	Investments

A.	Investments in Debt and Equity Securities

The	statement value and fair value of investments in debt securities are as follows:

	December 31, 2020
Debt securities	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Governments and agencies	$54,205	$2,673	$(1)	$56,877
All other governments	137,188	22,573	(4)	159,757
States, territories and possessions	274,193	61,087	—	335,280
Political subdivisions of states, territories and possessions	1,027,637	225,962	—	1,253,599
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	4,738,480	815,541	(253)	5,553,768
Industrial and miscellaneous	17,469,087	2,184,327	(40,990)	19,612,424
Hybrid securities	163,301	16,096	(11,300)	168,097
Redeemable preferred stocks	35,000	—	(7,350)	27,650

Total debt securities	$23,899,091	$3,328,259	$(59,898)	$27,167,452

	December 31, 2019
Debt securities	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Governments and agencies	$20,790	$2,041	$—	$22,831
All other governments	79,184	3,680	—	82,864
States, territories and possessions	303,728	42,611	—	346,339
Political subdivisions of states, territories and possessions	1,139,222	184,892	—	1,324,114
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	5,277,379	581,215	(5,630)	5,852,964
Industrial and miscellaneous	16,137,015	1,307,220	(24,980)	17,419,255
Hybrid securities	251,829	16,384	(11,144)	257,069
Redeemable preferred stocks	35,000	—	(7,438)	27,562

Total debt securities	$23,244,147	$2,138,043	$(49,192)	$25,332,998

The fair value of debt securities was determined using an independent security pricing service, which may differ from NAIC prescribed fair values used for statutory reporting purposes. See Note 4 regarding fair value measurement.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

The statement value and fair value of debt securities at December 31, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations.

	2020		2019
	Statement Value	Fair Value	Statement Value	Fair Value
Due in one year or less	$409,599	$418,818	$161,465	$164,085
Due after one year through five years	5,291,494	5,754,487	4,151,788	4,360,891
Due after five years through ten years	8,128,240	9,340,962	9,363,883	10,153,365
Due after ten years	7,088,461	8,401,709	6,253,191	7,186,489
Mortgage-backed securities	2,981,297	3,251,476	3,313,820	3,468,168

Total debt securities	$23,899,091	$27,167,452	$23,244,147	$25,332,998

Proceeds from the activity of investments in bonds, and the related capital gains and losses and OTTI on bonds and other invested assets, are as follows:

	Years Ended December 31
	2020		2019
Proceeds from bonds:
Sales	$1,041,773		$461,955
Proceeds from other than sales	1,757,571		1,426,788

Total proceeds from bonds	$2,799,344		$1,888,743

Net realized capital gains (losses):
Bonds:
Gross realized capital gains on sales	$37,574		$16,953
Gross realized capital losses on sales	(35,637)		(25,560)

Net realized capital gains (losses) losses on bond sales	1,937		(8,607)
Net realized capital gains on dispositions other than sales	1,278		2,269
Net realized losses on dispositions other than sales	(1,220)		(5,726)
OTTI	(8,971)	-38099000	(38,099)

Total bond net realized capital gains (losses)	(6,976)	-50163000	(50,163)
Preferred stocks	4,210		—
Other invested assets	—		54
Investment - other	233		1,181

Net realized capital gains (losses) before federal income taxes	(2,533)		(48,928)
Realized capital (gains) losses transferred to IMR, net of taxes	(9,670)		(5,221)
Federal income tax expense (benefit)	418		(4,576)

Net realized capital gains (losses)	$(12,621)		$(49,573)

Note: Prior year total proceeds from bonds includes prepayment penalties and non-cash exchanges.

Gross investment income was $1,177,509 and $1,200,005 during 2020 and 2019, respectively. Investment and interest expenses were $14,231 and $14,944 for 2020 and 2019, respectively.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

Set forth below are gross unrealized losses and fair values for debt and equity securities stated at amortized cost, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as follows:

	December 31, 2020
	Less than 12 months		12 months or more		Total
Description of securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt securities:
U.S. Government and agencies	$450	$(1)	$—	$—	$450	$(1)
All other governments	9,963	(4)	—	—	9,963	(4)
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	50,592	(232)	1,222	(21)	51,814	(253)
Industrial and miscellaneous	757,285	(27,605)	137,106	(13,385)	894,391	(40,990)
Hybrid securities	3,439	(389)	60,053	(10,911)	63,492	(11,300)
Redeemable preferred stocks	—	—	27,650	(7,350)	27,650	(7,350)

Total debt securities	821,729	(28,231)	226,031	(31,667)	1,047,760	(59,898)

Equity securities:
Non redeemable preferred stocks	20,825	(1,062)	26,575	(13,821)	47,400	(14,883)

Total debt and equity securities	$842,554	$(29,293)	$252,606	$(45,488)	$1,095,160	$(74,781)

	December 31, 2019
	Less than 12 months		12 months or more		Total
Description of securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt securities:
Special revenue and assessment obligations of agencies and authorities of governments and their political subdivisions	$214,011	$(5,576)	$1,193	$(54)	$215,204	$(5,630)
Industrial and miscellaneous	434,527	(8,356)	211,440	(16,624)	645,967	(24,980)
Hybrid securities	6,912	(1,085)	86,253	(10,059)	93,165	(11,144)
Redeemable preferred stocks	—	—	27,563	(7,438)	27,563	(7,438)

Total debt securities	655,450	(15,017)	326,449	(34,175)	981,899	(49,192)

Equity securities:
Non redeemable preferred stocks	5,475	(17)	27,710	(12,686)	33,185	(12,703)

Total debt and equity securities	$660,925	$(15,034)	$354,159	$(46,861)	$1,015,084	$(61,895)

We monitor our debt investment securities for OTTI when the fair value of the security has declined below amortized cost. The evaluation for potential OTTI is performed on an individual security basis based upon the facts and circumstances of that security and the probability of recovery. If it is determined that the decline is OTT, the difference between carrying value and the expected recovery value is charged to income as a realized capital loss. At December 31, 2020 and 2019, the unrealized losses on investment securities are not considered other than temporarily impaired but rather the result of current interest rate conditions. Although we have the positive intent and ability to hold any securities in an unrealized loss position to anticipated recovery, management may sell a security in response to unanticipated asset liability matching needs, significant market movements, or changes in business plans.

We monitor our equity securities for OTTI when the fair value of the security has declined below cost. All unrealized losses on our portfolio are deemed to be temporary due to temporary market fluctuations.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

B.	Loan-Backed and Structured Securities

For loan-backed and structured securities, we considered cash flow analysis, rating agency analysis, market and sector conditions, and qualitative and quantitative information specific to the issuer of the security to determine if impairment was OTT.

The loan-backed and structured securities in unrealized loss positions are as follows at December 31:

	2020	2019
Aggregate amount of unrealized loss
Less than twelve months	$5,085	$8,933
Twelve months or longer	1,608	—
Aggregate fair value of securities with unrealized loss
Less than twelve months	$44,165	$392,029
Twelve months or longer	32,909	—

Loan-backed securities for which OTTI have been recognized and are classified as follows at December 31,

	2020

		OTTI Recognized in Loss
	Amortized Cost Before OTTI	Interest	Non-interest	Fair Value
OTTI recognized:
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$10,786	$—	$566	$10,220

Total	$10,786	$—	$566	$10,220

	2019

		OTTI Recognized in Loss
	Amortized Cost Before OTTI	Interest	Non-interest	Fair Value
OTTI recognized:
Intent to sell	$69,522	$—	$8,637	$60,885

Total	$69,522	$—	$8,637	$60,885

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

Below are the loan-backed securities held at the end of the year for which OTTI have been recognized based on the fact that the present value of projected cash flows expected to be collected is less than the amortized cost of the securities:

2020
Updated	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
48122CAB1	$77	$46	$30	$46	$46	03/31/2020
05947UD62	10,709	10,174	536	10,174	10,174	12/31/2020

Total	XXX	XXX	$566	XXX	XXX	XXX

For securities with amortized cost or adjusted amortized cost:

Column 2 minus Column 3 should equal Column 4

Column 2 minus Column 4 should equal Column 5

2019
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
05947UD62	$11,474	$11,362	$112	$11,362	$11,362	09/30/2019
05952AAL8	6,902	4,535	2,367	4,535	4,535	09/30/2019
70469HAA7	1,913	478	1,435	478	478	09/30/2019
78445XAB2	33,570	32,955	615	32,955	32,955	09/30/2019
78446WAD9	8,654	8,508	146	8,508	8,507	09/30/2019
05952AAL8	6,484	3,047	3,437	3,047	4,518	12/31/2019
70469HAA7	525	—	525	—	—	12/31/2019

Total	XXX	XXX	$8,637	XXX	XXX	XXX

For securities with amortized cost or adjusted amortized cost:

Column 2 minus Column 3 should equal Column 4

Column 2 minus Column 4 should equal Column 5

C.	Securities Lending Collateral

Securities lending program

Under the terms of our securities lending program, initial collateral (either in the form of cash or investment securities) is required at a rate of 102% and 105% of the market value of a loaned domestic and foreign security, respectively. The cash collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent into short-term investments. The reinvested collateral of $69,344 and $20,484 in 2020 and 2019, respectively, was reported as Securities lending reinvested collateral assets and the offsetting collateral liability is reported as Payable for securities lending on the Statement of Assets, Liabilities, and Capital and Surplus.

We receive primarily cash collateral in an amount in excess of the fair value of the securities lent. Our lending agent reinvests the cash collateral in higher yielding securities than the securities which we lend to other entities under the arrangement.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

The aggregate amount of our collateral liability under our securities lending program is as follows at December 31:

	Fair Value
	2020	2019
Open	$69,344	$20,484
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—

Subtotal	69,344	20,484
Securities received	—	—

Total collateral received	$69,344	$20,484

Aggregate amount of our collateral asset (received and reinvested) is as follows at December 31:

	2020		2019
	Amortized Cost	Fair value	Amortized Cost	Fair value
Open (cash)	$69,344	$69,344	$20,484	$20,484
30 days or less	—	—	—	—
31 to 60 days	—	—	—	—
61 to 90 days	—	—	—	—
91 to 120 days	—	—	—	—
121 to 180 days	—	—	—	—
181 to 365 days	—	—	—	—
1 to 2 years	—	—	—	—
2 to 3 years	—	—	—	—
Greater than 3 years	—	—	—	—

Subtotal	$69,344	$69,344	$20,484	$20,484
Securities received	—	—	—	—

Total collateral reinvested	$69,344	$69,344	$20,484	$20,484

Collateral investment maturities are primarily short term in nature but may vary depending upon the type of security, which can range from overnight to three years. To manage the liquidity risk resulting from the mismatch of collateral repayment requirements and the maturity of invested collateral, the program requires minimum levels of investments that mature on an overnight basis. These overnight investments create significant liquidity in case of a large unexpected demand for the return of collateral. Liquidity can also be generated through the sale of short-term investments held in the collateral portfolio, or, if necessary, by increasing the rate paid by us on the cash collateral in order to attract liquidity from borrowers in an extreme liquidity crisis. Additionally, we include these investments as part of the overall evaluation of debt securities for OTTI. We have not recognized any OTTI on invested collateral received for loaned securities.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

Loaned securities

We engage in securities lending whereby certain securities from our portfolio are loaned to other institutions for short periods of time. The total amount of loaned securities as of December 31,2020 and 2019 were $57,007 and $18,374, respectively. We maintain full ownership rights to the securities loaned and accordingly, the loaned securities are classified as investments. These securities loaned are restricted, see Note 3F. The aggregate statement and fair values of loaned debt securities was as follows at December 31:

	2020		2019
	Statement Value	Fair Value	Statement Value	Fair Value
Loaned securities	$57,007	$67,635	$18,374	$19,813

Securities are loaned in exchange for collateral, primarily on an overnight basis, with a maximum maturity of 90 days.

D.	Mortgage Loans

At December 31, 2020 and 2019, our investment in mortgage loans was $2,112,522 and $1,671,156, respectively.

The maximum loan-to-value ratio of any loan at the time of the loan was 71.2% in 2020 and 2019. The rate of interest on our new commercial mortgage loans ranged from 2.85% to 3.52% in 2020 and 3.23% to 4.95% in 2019.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

All mortgage loans were current at December 31, 2020 and 2019. Below is an age analysis of our mortgage loans:

Commercial
	Insured	All Other	Total
Current Year
Recorded Investment (All)
Current	$—	$2,112,522	$2,112,522
30-59 Days Past Due	—	—	—
60-89 Days Past Due	—	—	—
90-179 Days Past Due	—	—	—
180+ Days Past Due	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—
Interest Accrued	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—
Interest Accrued	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—
Number of Loans	—	—	—
Percent Reduced	—%	—%	—%
Prior Year
Recorded Investment (All)
Current	$—	$1,671,156	$1,671,156
30-59 Days Past Due	—	—	—
60-89 Days Past Due	—	—	—
90-179 Days Past Due	—	—	—
180+ Days Past Due	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$—	$—
Interest Accrued	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$—	$—
Interest Accrued	—	—	—
Interest Reduced
Recorded Investment	$—	$—	$—
Number of Loans	—	—	—
Percent Reduced	—%	—%	—%

The commercial real estate loans consist of participating and direct origination loans. In evaluating the credit quality of commercial real estate loans, we assess the performance of the loans using both quantitative and qualitative criteria. Certain risks associated with commercial mortgage loans can be evaluated by reviewing both the loan-to-value (LTV) and debt service coverage ratios to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to refinance or sell the underlying property for an amount that would enable us to recover our unpaid principal balance in the event of default by the borrower.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

The average LTV ratio is based on our most recent estimate of the fair value for the underlying property, which is evaluated at least annually and updated more frequently, if necessary, to better indicate risk associated with the loan. A lower LTV indicates that our loan value is more likely to be recovered in the event of default by the borrower if the property was sold.

The LTV ratio for commercial real estate loans by property type is as follows:

	December 31, 2020			December 31, 2019
	30-50%	51-75%	Total	30-50%	51-75%	Total
Property type
Hospitality	$26,624	$126,392	$153,016	$102,554	$65,999	$168,553
Industrial	90,432	164,500	254,932	51,893	134,500	186,393
Multi-family	11,249	767,110	778,359	11,465	534,525	545,990
Office	154,159	333,820	487,979	77,329	363,015	440,344
Retail	54,718	250,392	305,110	55,333	252,677	308,010
Self-storage	20,922	50,204	71,126	21,866	—	21,866
Student Housing	—	62,000	62,000	—	—	—

Total recorded investment	$358,104	$1,754,418	$2,112,522	$320,440	$1,350,716	$1,671,156

% of total	17%	83%	100%	19%	81%	100%
Weighted-average LTV ratio	44.30	61.00	58.10	43.80	59.30	56.35

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

The debt service coverage ratio is based on normalized annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently, if necessary, to better indicate risk associated with the loan. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower’s liquidity or access to other resources. A 1.00 debt service coverage ratio indicates that the net operating income of the property is sufficient to meet debt service coverage payments.

The debt service coverage ratio of commercial mortgage loans by property type is as follows:

	2020			2019
	1.20-2.00	Greater than 2.00	Total	1.20-2.00	Greater than 2.00	Total
Property type:
Hospitality	$124,459	$28,557	$153,016	$111,401	$57,152	$168,553
Industrial	54,996	199,936	254,932	57,798	128,595	186,393
Multi-family	465,610	312,749	778,359	331,300	187,190	518,490
Office	257,933	230,046	487,979	209,558	230,787	440,345
Retail	138,439	166,671	305,110	144,479	163,531	308,010
Self-storage	—	71,126	71,126	—	21,865	21,865
Student Housing	27,500	34,500	62,000	27,500	—	27,500

Total recorded investment	$1,068,937	$1,043,585	$2,112,522	$882,036	$789,120	$1,671,156

% of total	50.60%	49.40%	100.00%	52.78%	47.22%	100.00%
Weighted-average debt coverage ratio	1.68	2.38	2.02	1.68	2.29	1.97

The commercial real estate loan portfolio is geographically dispersed across the United States. At December 31, 2020 and 2019, the four geographic regions with the highest concentration of our commercial real estate loan portfolio are the pacific, southwest, mideast, and northeast.

	December 31, 2020		December 31, 2019
	Loan Balance	% of Outstanding Loan Balances	Loan Balance	% of Outstanding Loan Balances
East North Central	$211,034	9.99%	$160,126	9.58%
Mideast	277,817	13.15%	290,265	17.37%
Mountain	56,558	2.68%	57,096	3.42%
Northeast	327,244	15.49%	273,161	16.35%
Pacific	576,009	27.26%	409,830	24.52%
Southeast	123,086	5.83%	84,104	5.03%
Southwest	364,176	17.24%	294,302	17.61%
West North Central	49,546	2.35%	15,406	0.92%
Various (cross regional)	127,052	6.01%	86,866	5.20%

Total	$2,112,522	100.00%	$1,671,156	100.00%

We have no taxes, assessments or amounts advanced that are not included in the mortgage loan totals, and we have no impaired mortgage loans.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

E.	Other Invested Assets

We have investments in partnership interests with unaffiliated partnerships of $259,218 as of December 31, 2020 and affiliated and unaffiliated partnerships of $218,253 as of December 31, 2019. See Note 7 for additional information regarding the CAPCO 2020 transaction with RealCo. In addition, we have unaffiliated investments of $57,325 and $52,122 representing 4.6% of ownership in Blackrock Global Renewable Power Fund, unaffiliated investments of $2,102 and $344 and unaffiliated surplus debentures of $6,388 and $6,438 with Nationwide Mutual Insurance as of December 31, 2020 and 2019, respectively.

Low-Income Housing Tax Credits (LIHTC)

We have investments of $8,513 and $9,214 in various LIHTCs for 2020 and 2019, respectively. Unexpired state premium tax credits have a remaining life between 1 - 10 years. There is no minimum required holding period and we are not aware of any regulatory review associated with our LIHTC investments. We recognized LIHTC benefits of $2,769 and $2,010 in 2020 and 2019, respectively. During 2019, we recognized amortization expense of investments in LIHTC of $2,349 and of this amount $1,009 was recorded as a prior year adjustment through surplus. See Note 2 regarding the change impacting LIHTC for 2019.

Equity contributions committed to the LIHTC investments are included in Other Liabilities on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and are as follows:

Year	Projected Contributions
2021	$861
2022	1,272
2023	593
2024	593
2025	593
Thereafter	1,262

Total	$5,174

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

F.	Restricted Assets

Set forth below is information regarding our restricted assets at December 31:

2020
	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year					6	7	8	9	Percentage
	1	2	3	4	5					10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account Activity (a)	Total Separate Account Restricted Assets	Separate Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets (c)	Admitted Restricted to Total Admitted Assets (d)
Collateral held under security lending agreements	$69,344	$—	$—	$—	$69,344	$20,484	$48,860	$—	$69,344	0.25%	0.25%
FHLB capital stock	9,740	—	—	—	9,740	9,631	109	—	9,740	0.04%	0.04%
On deposit with states	206,119	—	—	—	206,119	231,204	(25,085)	—	206,119	0.74%	0.75%
Pledged as collateral to FHLB (including assets backing funding agreements)	54,013	—	—	—	54,013	69,514	(15,501)	—	54,013	0.19%	0.20%
Loaned securities	57,007				57,007	18,374	38,633		57,007	0.21%	0.21%
Separate account purchases awaiting reinvestment	—	—	2,245	—	2,245	2,302	(57)	—	2,245	0.01%	0.01%
Total restricted assets	$396,223	$—	$2,245	$—	$398,468	$351,509	$46,959	$—	$398,468	1.44%	1.45%

(a)	Subset of column 1
(b)	Subset of column 3

2019
	Gross (Admitted & Nonadmitted) Restricted							Current Year
	Current Year				5	6	7	8	9	Percentage
	1	2	3	4						10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity (a)	Total Protected Cell Account Restricted Assets	Protected Cell Account Assets Supporting G/A Activity (b)	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$20,484	$—	$—	$—	$20,484	$31,931	$(11,447)	$—	$20,484	0.08%	0.08%
FHLB capital stock	9,631	—	—	—	9,631	9,333	298	—	9,631	0.04%	0.04%
On deposit with states	231,204	—	—	—	231,204	192,955	38,249	—	231,204	0.87%	0.88%
Pledged as collateral to FHLB (including assets backing funding agreements)	69,514	—	—	—	69,514	73,500	(3,986)	—	69,514	0.26%	0.26%
Loaned securities	18,374				18,374	35,412	(17,038)		18,374	0.07%	0.07%
Separate account purchases awaiting reinvestment	—	—	2,302	—	2,302	2,355	(53)	—	2,302	0.01%	0.01%
Total restricted assets	$349,207	$—	$2,302	$—	$351,509	$345,486	$6,023	$—	$351,509	1.32%	1.33%

(a)	Subset of column 1
(b)	Subset of column 3

The restricted assets on deposit with states are bonds on deposit with various governmental agencies and others as required by law.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

For further details regarding the restricted asset categories, see the corresponding notes shown below:

Restricted Asset Category	Note Disclosure
Collateral held under security lending agreements	Note 3C
FHLB capital stock	Note 8
Pledged as collateral to FHLB (including assets backing funding agreements)	Note 8
Loaned securities	Note 3C
Separate account purchases awaiting reinvestment	Note 1D

The collateral received and reflected as assets in financial statements is as follows at December 31:

2020
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account
Cash equivalents - securities lending	$69,344	$69,344	0.25%	0.25%
Total collateral assets	$69,344	$69,344	0.25%	0.25%

2019
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
General Account
Cash equivalents - securities lending	$20,484	$20,484	0.08%	0.08%
Total collateral assets	$20,484	$20,484	0.08%	0.08%

	2020		2019
	Amount	% of Liability to Total Liabilities	Amount	% of Liability to Total Liabilities
Recognized Obligation to Return Collateral Asset (General Account)	$69,344	0.28%	$20,484	0.09%
Recognized Obligation to Return Collateral Asset (Separate Account)	—	—	—	—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

G.	5GI Securities

The following securities were designated as 5GI for period ending December 31, 2020 as the documentation necessary for the SVO to perform a full credit analysis was not available. The securities are current on all contractual interest and principal payments. The 5GI securities was as follows as of December 31, 2020:

Investment	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Bonds – AC	3	—	$107,000	$—	$115,260	$—
Bonds – FV	—	—	—	—	—	—
LB&SS – AC	—	—	—	—	—	—
LB&SS – FV	—	—	—	—	—	—
Preferred Stock – AC	—	—	—	—	—	—
Preferred Stock – FV	—	—	—	—	—	—

Total	3	—	$107,000	$—	$115,260	$—

AC – Amortized Cost FV – Fair Value

We did not have any 5GI securities as of December 31, 2019.

H.	Prepayment Penalties and Acceleration Fees

For securities sold, redeemed or disposed, the prepayment penalties and acceleration fees in the financial statements are as follows at December 31:

	2020	2019
	General Account
Number of CUSIPs	24	20
Aggregate amount of insurance income	$17,870	$20,758

(4)	Financial Assets Measured at Fair Value

A.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties. The fair value of a liability is the amount at which the liability could be incurred or settled in a current transaction between willing parties.

Fair values are based on quoted market prices when available. If quoted market prices are not available for the specific security, then fair values are estimated using pricing models utilized by an independent pricing service to ascertain the fair values. Fair value is generally estimated using discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, we estimate fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

Our financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements (SSAP 100). SSAP 100 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly for substantially the full term of the financial instruments.

•	Level 3 – inputs to the valuation methodology are unobservable for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as certain bonds and preferred stock when carried at the lower of cost or market.

Valuation techniques utilized by pricing services and prices obtained from external sources are reviewed by investment professionals who are familiar with the securities being priced and the markets in which they trade to ensure the fair value determination is representative of an exit price. Pricing services consider such data as widely published indices (benchmarks), recent trades, changes in interest rates, general economic conditions and the credit quality of the specific issuers.

The following tables summarize the assets and liabilities measured and reported at fair value in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus and by the valuation hierarchy (as described above) as of December 31:

	2020
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:
Bonds - U.S. special revenue	$—	$2,721	$—	$—	$2,721
Securities lending reinvested collateral assets	69,344	—	—	—	69,344
Separate account assets	6,352	—	—	—	6,352

Total assets at fair value/NAV	$75,696	$2,721	$—	$—	$78,417

Liabilities at fair value:
Payable for securities lending	$69,344	$—	$—	$—	$69,344
Separate account liabilities	6,352	—	—	—	6,352

Total liabilities at fair value/NAV	$75,696	$—	$—	$—	$75,696

Net fair value	$—	$2,721	$—	$—	$2,721

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

	2019
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
Assets at fair value:
Bonds—industrial and miscellaneous	$—	$4,636	$34	$—	$4,670
Securities lending reinvested collateral assets	20,484	—	—	—	20,484
Separate account assets	5,664	—	—	—	5,664

Total assets at fair value/NAV	$26,148	$4,636	$34	$—	$30,818

Liabilities at fair value:
Payable for securities lending	$20,484	$—	$—	$—	$20,484
Separate account liabilities	5,664	—	—	—	5,664

Total liabilities at fair value/NAV	$26,148	$—	$—	$—	$26,148

Net fair value	$—	$4,636	$34	$—	$4,670

Level 1 Financial Instruments

Included within Level 1 are Securities lending reinvested collateral assets, Payable for securities lending, Separate account assets and Separate account liabilities which consist primarily of highly liquid mutual funds for which there are quoted prices in active markets. Where quoted prices are available in an active market, securities are classified in Level 1 of the valuation hierarchy.

Level 2 Financial Instruments

Included within Level 2 are below investment grade bonds, which are required to be measured at fair value. The fair value of these bonds were estimated by an independent pricing service utilizing pricing models to ascertain the fair values. The pricing models incorporate observable market data such as benchmark yields and recent trades. Based upon an analysis of the procedures and techniques developed by our independent pricing service, we determined that securities valued in this manner should be classified within Level 2 of the valuation hierarchy.

Level 3 Financial Instruments

Included within Level 3 are below investment grade bonds which are required to be measured at fair value. The fair value of these securities was estimated using broker quotes to ascertain the fair values.

The tables below include a rollforward of the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus amounts (including the change in fair value), for assets classified within Level 3 of the valuation hierarchy.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

	Bonds industrial and miscellaneous
	2020	2019
Assets at fair value, January 1	$34	$644
Transfers into Level 3	—	—
Transfers out of Level 3	(41)	—
Total realized gains (losses) included in net income	(23)	(1,957)
Total unrealized gains (losses) included in surplus	42	1,740
Purchases, issuances, and settlements (net):
Purchases	—	—
Sales	(12)	(393)
Issuances	—	—
Settlements	—	—

Assets at fair value, December 31	$—	$34

B.	The aggregate fair value and admitted fair values of financial instruments are as follows at December 31:

2020
Type of Financial Instrument	Aggregate Fair Value including Not Practicable	Admitted Values	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$27,139,802	$23,864,091	$2,856	$27,130,326	$2,684	—	$3,936
Preferred stock	110,741	128,137	—	41,276	69,465	—	—
Common stock	85,370	85,370	—	—	—	—	85,370
Mortgage loans	2,226,230	2,112,522	—	—	2,226,230	—
Cash and cash equivalents	251,578	251,986	251,578	—	—	—	—
Policy loans	165,453	165,453	—	—	—	—	165,453
Other invested assets	335,151	333,546	—	7,993	—	—	327,158
Securities lending reinvested collateral assets	69,344	69,344	69,344	—	—	—	—
Separate account assets	6,352	6,352	6,352	—	—	—	—
Liabilities:
Liability for deposit-type contracts	1,714,332	1,862,223	—	—	1,714,332	—	—
Payable for securities lending	69,344	69,344	69,344	—	—	—	—
Separate account liabilities	6,352	6,352	6,352	—	—	—	—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

2019
Type of Financial Instrument	Aggregate Fair Value including Not Practicable	Admitted Values	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets:
Bonds	$25,305,434	$23,209,147	$2,829	$25,282,743	$17,156	$—	$2,706
Preferred stock	137,283	139,234	—	63,153	74,130	—	—
Common stock	96,786	98,786	—	—	—	—	98,786
Mortgage loans	1,718,765	1,671,156	—	—	1,718,765	—	—
Cash and cash equivalents	229,389	229,389	229,389	—	—	—	—
Policy loans	170,124	170,124	—	—	—	—	170,124
Other invested assets	289,721	288,143	—	8,018	—	—	281,703
Securities lending reinvested collateral assets	20,484	20,484	20,484	—	—	—	—
Separate account assets	5,664	5,664	5,664	—	—	—	—
Liabilities:
Liability for deposit type contracts	1,358,444	1,524,538	—	—	1,358,444	—	—
Payable for securities lending	20,484	20,484	20,484	—	—	—	—
Separate account liabilities	5,664	5,664	5,664	—	—	—	—

C.	Financial instruments for which it is not practicable to determine fair value are as follows at December 31:

	Carrying Value
Type of Financial Instrument	2020	2019	Effective Interest Rate	Maturity Date	Explanation
Assets:
Bonds	$3,936	$2,706	NA	NA	a
Common stock	85,370	98,786	NA	NA	b,c
Policy loans	165,453	170,124	4.0% to 7.4%	NA	d
Other invested assets	327,158	281,703	NA	NA	a,e

(a)	Consists of tax credits for which there is no observable market value.
(b)	Consists of investments in FHLB for which there is no observable market value.
(c)	Consists of investments in affiliated entities for which there is no observable market value.
(d)	The carrying value of the policy loans approximates their fair value.
(e)	Consists of equity method investments for which there is no observable market value.

D.	We did not have any investments valued at NAV, which may be sold below NAV or for which there are significant restrictions in liquidation at December 31, 2020 and 2019, respectively.

(5)	Income Taxes

A.	Deferred Tax Asset

Management believes realization of the gross deferred tax assets is more likely-than-not based on the expectation such benefits could be utilized through loss carrybacks or by offsetting income from the reversal of existing taxable temporary differences, taxable income exclusive of reversing temporary differences, or tax-planning strategies.

Deferred tax assets and liabilities are valued at the rates at which they are expected to reverse in the future. The deferred tax assets and liabilities below have been valued at 21%.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

The amount of deferred tax assets and deferred tax liabilities are as follows at December 31:

	2020			2019
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$309,316	$46,335	$355,651	$279,463	$46,956	$326,419
Statutory valuation allowance adjustments	—	—	—	—	—	—

Adjusted gross deferred tax assets	309,316	46,335	355,651	279,463	46,956	326,419
Deferred tax assets nonadmitted	145,654	40,097	185,751	85,087	44,595	129,682

Net admitted gross deferred tax assets	163,662	6,238	169,900	194,376	2,361	196,737
Deferred tax liabilities	92,571	6,238	98,809	127,042	2,361	129,403

Net admitted deferred tax asset (liability)	$71,091	$—	$71,091	$67,334	$—	$67,334

The Change in net deferred income taxes reported in Unassigned surplus before consideration of nonadmitted assets is comprised of the following components at December 31:

	2020	2019	Change
Net gross deferred tax assets	$256,842	$197,017	$59,825
Tax effect of unrealized gains (losses)	4,169	2,361	1,808

Net tax effect without unrealized gains (losses)	$261,011	$199,378	$61,633

The amount of each result or component of the deferred tax admission calculation as of December 31 is shown below:

	2020			2019
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the lesser of the following threshold limitations:	71,091	—	71,091	68,224	—	68,224
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	71,091	—	71,091	68,224	—	68,224
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	356,531	XXX	XXX	378,542
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	92,571	6,238	98,809	126,152	2,361	128,513

Deferred tax assets admitted as a result of the application of SSAP No. 101	$163,662	$6,238	$169,900	$194,376	$2,361	$196,737

The risk-based capital (RBC) level to determine the applicable realization period and percentage from the realization threshold limitation table for RBC Reporting Entities at December 31 is as follows:

	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	890%	1,095%
Adjusted capital and surplus used to determine recovery period and threshold limitation	$2,627,726	$2,826,396

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

Our tax-planning strategies do not include the use of reinsurance-related tax-planning strategies. The impact of tax-planning strategies are as follows at December 31:

	2020		2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of adjusted gross deferred tax assets (DTAs) and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs amount	$309,316	$46,335	$279,463	$46,956	$29,853	$(621)
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax-planning strategies	52%	72%	42%	73%	10%	(1)%
Net admitted adjusted gross DTAs amount	$163,662	$6,238	$194,376	$2,361	$(30,714)	$3,877
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax-planning strategies	10%	—%	17%	—%	(7)%	—%

B.	Unrecognized Deferred Tax Liabilities

There are no temporary differences for which deferred tax liabilities are not recognized.

C.	Components of Current and Deferred Income Taxes

Current income taxes incurred consist of the following major components for the years ended December 31:

	2020	2019	Change
Federal	$63,870	$28,271	$35,599
Foreign	—	—	—

Subtotal	63,870	28,271	35,599
Federal income tax on net capital gains and IMR	418	(4,576)	4,994

Federal and foreign income taxes incurred	$64,288	$23,695	$40,593

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are presented below.

	2020	2019	Change
Deferred Tax Assets
Ordinary deferred tax assets:
Policyholder reserves	$155,074	$157,449	$(2,375)
Deferred acquisition costs	115,778	104,730	11,048
Policyholder dividend accrual	4,644	4,782	(138)
Compensation and benefits accrual	8,029	1,458	6,571
Contingent liability	21,420	—	21,420
Other	4,371	11,044	(6,673)

Total ordinary gross deferred tax assets	309,316	279,463	29,853
Nonadmitted deferred tax assets	145,654	85,087	60,567

Admitted ordinary deferred tax assets	163,662	194,376	(30,714)

Capital deferred tax assets:
Investments	46,335	46,956	(621)

Total capital gross deferred tax assets	46,335	46,956	(621)
Nonadmitted deferred tax assets	40,097	44,595	(4,498)

Admitted capital deferred tax assets	6,238	2,361	3,877

Total admitted deferred tax assets	$169,900	$196,737	$(26,837)

Deferred Tax Liabilities
Ordinary deferred tax liabilities:
Investments	$57,453	$56,149	$1,304
Fixed assets	—	21,260	(21,260)
Deferred and uncollected premium	18,858	32,470	(13,612)
Section 481 adjustment	13,815	16,578	(2,763)
Other	2,445	585	1,860

Total ordinary deferred tax liabilities	92,571	127,042	(34,471)

Capital deferred tax liabilities:
Investments	6,238	2,361	3,877

Total capital deferred tax liabilities	$6,238	$2,361	$3,877

Total deferred tax liabilities	$98,809	$129,403	$(30,594)

Net deferred tax assets (liabilities)	$71,091	$67,334	$3,757

There have not been any adjustments to gross deferred tax assets due to a change in circumstances that cause a change in judgment about the realizability of the related deferred tax assets.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

D.	Reconciliation of Federal Income Tax Rate to Actual Effective Rate

Our income tax incurred and Change in net deferred income taxes differs from the amount obtained by applying the federal statutory rate of 21% to income before taxes as shown in the rate reconciliation below:

	2020	2019
Income before taxes	$28,421	$221,800

Provision computed at statutory rate	$5,968	$46,578
Increase (decrease) in incurred tax resulting from:
Dividends received deduction	(8)	(22)
Nondeductible expenses for meals, penalties and lobbying	860	741
Tax-exempt income	(1,280)	(1,308)
Interest maintenance reserve	264	(53)
Change in nonadmitted assets	450	763
Tax credits	(13)	(7)
Prior year adjustments	(2,532)	(14,191)
Other	(1,054)	76

Expected income tax expense	$2,655	$32,577

Current income tax expense (benefit) with tax on capital gains	$64,288	$23,695
Change in net deferred income taxes	(61,633)	8,882

Total statutory income tax expense	$2,655	$32,577

E.	Tax Carryforwards and Protective Tax Deposits

Any tax loss or credit carryforwards are shown below, along with the amount of federal income taxes incurred in the current and prior years, if any, which are available as of December 31, 2020 for recoupment in the event of future net losses. Due to the enactment of Tax Legislation, only capital tax losses are available for recoupment for Life insurance companies. Also shown are any protective tax deposits we made with the Internal Revenue Service under Section 6603 of the Internal Revenue Code which are deemed to be an admitted asset.

Amount
Prior year federal tax incurred available for future losses
2020	$418
2019	—
2018	6,388
Protective tax deposit that is an admitted asset	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

F.	Consolidated Federal Income Tax Return

Our federal income tax return is filed in a consolidated group that consists of the following entities:

Catastrophe Reinsurance Company	USAA Insurance Agency, Inc.
Enterprise Indemnity Captive Insurance Company, Inc.	USAA Investment Corporation
Garrison Property and Casualty Insurance Company	USAA Investment Services Company
United Services Automobile Association	USAA Life General Agency, Inc.
USAA Annuity Services Corporation	USAA Life Insurance Company
USAA Capital Corporation	USAA Life Insurance Company of New York
USAA Casualty Insurance Company	USAA Property Holdings, Inc.
USAA Federal Savings Bank	USAA Real Estate Company
USAA Financial Advisors, Inc.	USAA Reciprocal Attorney In Fact, Inc.
USAA Financial Planning Services Insurance Agency, Inc.	USAA Residential Real Estate Services, Inc.
USAA Financial Services Corporation	USAA Savings Bank
USAA General Indemnity Company	UGSS, LLC

The method of allocation among the companies is subject to a written agreement, approved by our Board of Directors. The method of allocation chosen is in accordance with Internal Revenue Code Regulation 1.1502-33(d)(3), whereby profitable companies pay tax according to their separate return liability, and loss companies are credited with the tax benefit realized due to the utilization of their losses and credits. Intercompany tax balances are paid quarterly based on estimates and settled annually upon the completion of the consolidated tax return.

The 2013, 2014, and 2017 through 2020 tax years remain subject to federal examination.

The amount of interest and penalties expense (benefit) recognized in the Statutory Statements of Operations is $319 and $9 for the years ended December 31, 2020 and 2019, respectively. We did not have any interest and penalties payable recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2020 and 2019.

G.	Federal and Foreign Income Tax Loss Contingencies

We have no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

(6)	State Transferable and Non-Transferable Tax Credits

The carrying value of transferable and non-transferable state tax credits gross of any related tax liabilities and total unused transferable and non-transferable state tax credits is as follows as of December 31:

	2020			2019
Transferable tax credits:	State	Carrying Value	Unused Amount	Carrying Value	Unused Amount
ADVANTAGE CAPITAL CT 6.58 02/15/28	CT	$980	$195	$—	$—
ADVANTAGE CAPITAL NV 6.104 01/15/29	NV	2,018	—	—	—
CONNECTICUT GROWTH FUND II, LP	CT	—	—	1,025	—
PETROS NE 6.5 03/01/21	NE	9	20	28	20
SESSIONS HOTEL SP, LLC	VA	1,773	1,908	—	—
STONEHENGE CAPITAL NE 2014B-I .STONE 5.561 03/01/20	NE	—	—	12	49
STONEHENGE CAPITAL FL 5.591 03/01/21	FL	77	316	392	370
STONEHENGE CAPITAL KY 6.11 03/01/23	KY	246	114	341	114
SC INVESTOR MEMBER IV, LLC	SC	329	170	344	—

		$5,432	$2,723	$2,142	$553

Non-transferable tax credits:
ADVANTAGE CAPITAL IL 6.53 02/15/22	IL	$46	$85	$139	$100
ADVANTAGE CAPITAL -AL .ADVLP 2.57506 11/29/22	AL	—	—	36	—
ADVANTAGE CAPITAL AR 5.93091 05/01/21	AR	37	—	58	88
STONEHENGE CAPITAL CT 7.12 12/15/23	CT	524	—	676	195

		$607	$85	$909	$383

Total state tax credits		$6,039	$2,808	$3,051	$936

The state tax credits are amortized in accordance with a utilization schedule established at the time we purchased the tax credit. We estimated the utilization of the tax credits by comparing forecasted premiums with historical tax liabilities for that particular state. All of the state tax credits are admitted assets and reported on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

(7)	Related Party Transactions

A.Transactions	with Affiliates

1) On April 1, 2020, our affiliate, USAA Capital Corporation (CAPCO), sold its controlling interest in USAA Real Estate Company (“RealCo”) to Paxion Capital, LP (“Paxion”) for approximately $83.700 in cash, subject to a working capital adjustment mechanism, a 19.9% equity investment in the ongoing RealCo business (by way of an interest in RealCo’s parent, US Realco Holdings, LLC (“Newco”)), and a fixed reduction in investment management fees for RealCo’s management of US Real Estate Limited Partnership (“RELP”) starting in January 2021. Immediately prior to RealCo being sold to Newco, various equity interests were sold to Paxion affiliates, including the sale of 1.25% of RELP to US RE Co-invest, LLC (“Investco”). RealCo provides investment advice and related services concerning commercial real estate, including acquisitions, development, operation, financing and disposition.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

Prior to the transaction, RealCo was the general partner of, and owned a 4.42% equity interest in RELP. Additionally, USAA Equity Advisors, LLC (“Equity Advisors”), a wholly owned subsidiary of RealCo, acted as the asset manager of RELP. Following the transaction, RealCo remains the general partner of RELP, but ceased to own an equity interest, and Equity Advisors continues to act as the asset manager of RELP. Additionally, subsequent to the transaction, Newco is considered a related party under SSAP 25—Affiliates and Other Related Parties, and as a result, our previous ownership interests in various Real Estate Partnerships (Partnerships) managed by Newco are no longer considered affiliated investments. Our previous investment in these Partnerships at December 31, 2019 was $220,024, which represented a range of ownership interest from 3.3% to 19.5% respectively.

As part of the transaction, we entered into an amended investment management agreement with RealCo so that RealCo could continue providing us investment management services after the transaction. In exchange for the services received from RealCo, we are required to pay RealCo a service fee equal to a percentage of the managed assets.

2)	USAA maintains a centralized bank account which is utilized by all of its life insurance affiliates.

3)	We made the following cash capital contributions to affiliates:

We made a cash capital contribution to our subsidiary, Life NY of $10,000 in 2020. We did not make any contribution in 2019.

4)

We received annuity considerations from UASC of approximately $446,493 and $622,378 in 2020 and 2019, respectively, representing amounts received for structured settlements issued. See Note 11A for additional information.

5)

We obtained our Board of Directors’ authority to enter into an intercompany funding agreement with CAPCO. Under certain provisions of this agreement, as well as a separate Written Consent to Action by the Board of Directors providing authorization for us to loan money within the USAA group of companies, we are authorized to loan funds in excess of the current cash requirements under guidelines established with the Department. In addition, we are authorized under the same Written Consent of Action by the Board of Directors and certain provisions of the intercompany funding agreement with CAPCO to borrow up to $760,000 at any one time on an unsecured basis.

6)

On February 26, 2020, USAA and USAA Life entered into a Reimbursement Agreement authorizing USAA to reimburse up to certain BCC-related expenses incurred by USAA Life; the maximum amounts reimbursable were as follows: $90,000 in 2020; $80,000 in 2021; and $70,000 in 2022. Effective January 1, 2021, USAA and USAA Life entered into the Amended Reimbursement Agreement, increasing the maximum amounts reimbursable as follows: $90,000 in 2020; $90,000 in 2021; $90,000 in 2022; $80,000 in 2023; and $70,000 in 2024.

B.	Amount Due From or To Related Parties

The total amount of Receivables from affiliates was $21,438 and $258 at December 31, 2020 and 2019, respectively. The total amount of Payables to affiliates was $61,534 and $97,600 at December 31, 2020 and 2019, respectively. Intercompany receivables and payables are fully settled each subsequent month.

C.	Guarantees

We have formally guaranteed the capital and surplus of Life of NY, and we also have guaranteed certain structured settlement payments owed to claimants by our wholly-owned subsidiary UASC. See Note 11A for further information.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

D.	Management or Service Contracts and Cost-Sharing Arrangements

We have cost sharing and/or service agreements with our affiliates. As a result of these agreements, we receive certain allocated expenses, which are primarily general insurance expenses.

Certain services have been contracted from USAA and its affiliates, such as rental of office space, utilities, mail processing, data processing, printing, and employee benefits. The aggregate amount of such services was $281,078 and $264,261 for 2020 and 2019, respectively. We allocate some of these and other expenses to affiliates for administrative services performed by us. The contracted services and allocations are based upon various formulas or agreements with the net amounts included in expenses. The aggregate amount of our allocations to all affiliates was $28,360 and $34,679 for 2020 and 2019, respectively.

We engaged an affiliate, USAA Financial Planning Services, Inc. (FPS), to perform the functions traditionally associated with the selling and servicing of our products; e.g., member contact center and sales management. During 2020 and 2019, FPS charges were based on an allocation of costs and we recognized expenses of $122,812 and $133,142, respectively, for the services provided by FPS. Additionally, we were direct billed by FPS for marketing expenses that we incurred in 2020 and 2019 in the amount of $32,411 and $27,266, respectively. These amounts are included in General insurance expenses.

We have an agreement with USAA Asset Management Company (AMCO) regarding the reimbursement of costs for investment services provided. The aggregate amount of the AMCO contracted services was $5,566 as of June 30, 2019. On July 1, 2019, USAA completed the sale of AMCO, the USAA Mutual Fund business, which included the asset management of the USAA Mutual Funds, the insurance portfolios, transfer agency operations, third-party distribution of the USAA Mutual Funds, and the asset management of the 529 college savings plans to Victory Capital Holdings, Inc. (Victory) for $850,000 subject to additional contingent payments based on future business performance. These amounts are included in General insurance expenses. This sale resulted in the termination of the affiliate agreement.

We have an agreement with our related party, RealCo, regarding the managing and servicing of our commercial mortgage loans. RealCo contracted services were $2,411 and $3,995 in 2020 and 2019, respectively. These amounts are included in General insurance expenses.

We have an agreement with USAA Federal Savings Bank (FSB) regarding servicing of tax-sheltered annuity loans and the acquisition of products through financial centers and marketing activities for certain member segments. FSB contracted services were $4,211 and $557 in 2020 and 2019, respectively. These amounts are included in General insurance expenses.

We have been the provider of services and have billed USAA Investment Services Company (ISCO) in the amount of $2,062 and $3,514 for 2020 and 2019, respectively. We also have administrative services allocation agreements with Life of NY and LGA. The expense allocated to these subsidiaries through these agreements totaled $26,298 and $31,165 for 2020 and 2019, respectively. These amounts are included in Other income.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

E.	All Subsidiary, Controlled and Affiliated (SCA) Investments

Balance Sheet Value (Admitted and Nonadmitted) All SCAs (Except 8bi Entities)

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
Total SSAP No. 97 8a Entities	XXX	$—	$—	$—
SSAP No. 97 8b(ii) Entities
Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—
SSAP No. 97 8b(iii) Entities
USAA Life General Agency, Inc.	100%	$18,726	$—	$18,726
USAA Annuity Services Company	100%	1,586	—	1,586
Total SSAP No. 97 8b(iii) Entities	XXX	$20,312	$—	$20,312
SSAP No. 97 8b(iv) Entities
Total SSAP No. 97 8b(iv) Entities	XXX	$—	$—	$—
Total SSAP No. 97 8b Entities	XXX	$20,312	$—	$20,312
(except 8bi entities)
Aggregate Total	XXX	$20,312	$—	$20,312

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Y/N	Code **
SSAP No. 97 8a Entities
Total SSAP No. 97 8a Entities	XXX	XXX	$—	XXX	XXX	XXX
SSAP No. 97 8b(ii) Entities
Total SSAP No. 97 8b(ii) Entities	XXX	XXX	$—	XXX	XXX	XXX
SSAP No. 97 8b(iii) Entities
USAA Life General Agency, Inc.	Sub-1	06/21/2017	N/A for Sub-1	Y	N	N/A
USAA Annuity Services Company	Sub-1	06/21/2017	N/A for Sub-1	Y	N	N/A
Total SSAP No. 97 8b(iii) Entities	XXX	XXX	$—	XXX	XXX	XXX
SSAP No. 97 8b(iv) Entities
Total SSAP No. 97 8b(iv) Entities	XXX	XXX	$—	XXX	XXX	XXX
Total SSAP No. 97 8b Entities	XXX	XXX	$—	XXX	XXX	XXX
(except 8bi entities)
Aggregate Total	XXX	XXX	$—	XXX	XXX	XXX

*	S1 – Sub-1, S2 – Sub-2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

(8)	Debt

A.	Capital Notes

We did not have any Capital Notes obligations outstanding during the financial statement reporting periods.We have an intercompany lending and funding agreement with CAPCO. This agreement is described further in Note 7.

B.	FHLB Agreements

We became a member of the FHLB of Dallas in August 2015. Membership was established primarily as an additional source of liquidity, but advances may be used in a spread capacity. We executed one $50,000 funding agreement with the FHLB during the first quarter of 2016. These funds are being used in a spread capacity.

1)	FHLB Capital Stock

a)	Aggregate Totals

	Total	General Account	Separate Accounts
1. Current Year
(a) Membership Stock - Class A	$—	$—	$—
(b) Membership Stock - Class B	9,740	9,740	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total (a+b+c+d)	9,740	$9,740	$—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	$2,002,109	XXX	XXX
2) Prior Year-end
(a) Membership Stock - Class A	$—	$—	$—
(b) Membership Stock - Class B	9,631	9,631	—
(c) Activity Stock	—	—	—
(d) Excess Stock	—	—	—
(e) Aggregate Total (a+b+c+d)	$9,631	$9,631	$—
(f) Actual or estimated Borrowing Capacity as Determined by the Insurer	$1,960,889	XXX	XXX

The borrowing capacity was determined as the largest amount that could be borrowed while still maintaining compliance with Chapter 422, Asset Protection Act of the Texas Insurance Code.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

b)	Membership stock (Class A & B) eligible for redemption as of December 31:

			2020
			Eligible for Redemption
Membership Stock	Current Years Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less Than 1 year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$9,740	$9,740	$—	$—	$—	$—

			2019
			Eligible for Redemption
Membership Stock	Current Years Total	Not Eligible for Redemption	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	$9,631	$9,631	$—	$—	$—	$—

2) Collateral Pledged to FHLB

a)	Amount Pledged as of Reporting Date

	2020
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$57,564	$54,013	$—
Current Year General Account Maximum Collateral Pledged	57,564	54,013	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$71,292	$69,514	$—

	2019
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$71,292	$69,514	$—
Current Year General Account Maximum Collateral Pledged	71,292	69,514	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$73,430	$73,500	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

b) Maximum Amount Pledged During Reporting Period

	2020
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$72,243	$69,439	$—
Current Year General Account Maximum Collateral Pledged	72,243	69,439	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$73,292	$73,424	$—

	2019
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year Total General and Separate Accounts Maximum Collateral Pledged	$73,292	$73,424	$—
Current Year General Account Maximum Collateral Pledged	73,292	73,424	—
Current Year Separate Account Maximum Collateral Pledged	—	—	—
Prior Year-End Total General and Separate Accounts Maximum Collateral Pledged	$78,285	$77,229	$—

3) Borrowing from FHLB

a) Amount as of the Reporting Date

	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
1. Current Year
Debt	$—	$—	$—	$—
Funding Agreements	50,000	50,000	—	50,000
Other	—	—	—	—
Aggregate total	$50,000	$50,000	$—	$50,000
2. Prior Year-end
Debt	$—	$—	$—	$—
Funding Agreements	50,000	50,000	—	50,000
Other	—	—	—	—
Aggregate total	$50,000	$50,000	$—	$50,000

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

We had one loan outstanding, which was issued on February 12, 2016, with FHLB of $50,000 with 1.5% fixed interest rate at December 31, 2020 and December 31, 2019. The interest expense related to this borrowing activity was $750 and $750 during 2020 and 2019, respectively. These borrowings are subject to prepayment penalties.

b) Maximum Amount during Reporting Period

1. Current Year

	2020
	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	50,000	50,000	—
Other uses	—	—	—
Aggregate total	$50,000	$50,000	$—

2. Prior Year

	2019
	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	50,000	50,000	—
Other uses	—	—	—
Aggregate total	$50,000	$50,000	$—

(9)	Employee Benefit Plans

A.	Defined Benefit Plans

U.S. employees of USAA and its participating subsidiaries who were hired before June 1, 2007 or employed on or after January 1, 2021 are covered under a defined benefit pension plan administered by USAA, which is accounted for on a group basis. Benefits accrued prior to June 1, 2007 are determined based on years of service and the employee’s final average pay as defined in the plan. All employees as of December 31, 2020, who are actively employed as of January 1, 2021, will be provided a one-time pay credit to their cash balance account as of January 1, 2021 equal to 3-9% of 2020 eligible earnings, depending on the employee’s age as of the end of 2020. Beginning in 2021, all employees are eligible for a cash balance pension benefit under the same plan. The cash balance pension benefit provides employees an amount equal to 3% of annual eligible earnings credited to a notional account that grows with interest credits. Interest is calculated as of December 31 each year by multiplying the notional account balance as of January 1 of the same year by a variable interest rate. The variable interest rate is equal to the 10-year Treasury rate for October of the year prior to the year of the credit. The rate will not be less than 0%, nor exceed 3%. Employees are fully vested in the cash balance pension benefit after completing three years of vesting service. Employees hired on or after January 1, 2021 must meet participation requirements before becoming a participant in the plan.

USAA also sponsors two nonqualified unfunded plans designed to restore benefits that would have been payable under the pension plan, but were limited by federal tax law limitations. There are no nonqualified pension benefits accrued on or after January 1, 2021.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

B.	Defined Contribution Plan

Substantially all of our employees are eligible to participate in USAA’s defined contribution plans. New participants are automatically enrolled with a contribution rate of 4%, which automatically increases to 6% upon their one-year anniversary, but can subsequently opt out or adjust the contribution rate. We match participant contributions two dollars for one dollar, up to a maximum of 8% of a participant’s compensation. Participants fully vest in our matching contributions after two years of vesting service. Beginning in 2021, USAA will provide an employer match true-up feature, where USAA will calculate the match each eligible employee received and compare it to the match each eligible employee should have received based on total contributions for the year. If an adjustment is needed, eligible employees will receive a separate contribution in the following year, as soon as administratively possible. For 2020 and 2019, our expenses related to the plan totaled $3,205 and $2,318, respectively.

USAA also provides another defined contribution benefit, Retirement Plus, which is available to substantially all of our employees hired prior to January 1, 2021. Beginning in 2021, USAA will no longer provide a Retirement Plus contribution to employees. Retirement Plus is an age-based contribution which ranges from 3% to 9% of annual pay. The contribution is deposited into each participant’s retirement account annually. These contributions are managed by the participants. The contributions become 20% vested upon the participant’s completion of two years of vesting service and increase 20% each year such that the participant’s new retirement benefit shall be 100% vested upon the completion of six years of vesting service. For the years ended December 31, 2020 and 2019, an expense of $3,332 and $2,437, respectively, was recorded for the Retirement Plus benefit. These amounts are included in General insurance expenses.

An outside corporate trustee holds the funds for the defined benefit and defined contribution plans.

C.	Consolidated/Holding Company Plans

We participate in a qualified, noncontributory defined benefit pension plan and a defined contribution retirement plan sponsored by USAA. In addition, we provide certain other postretirement benefits to retired employees through a plan sponsored by USAA. USAA allocates amounts to us for the pension plan based on salary expense and for the postretirement plan based on number of employees. USAA allocates amounts to us for the defined contribution retirement plan based upon actual employee contributions.

The net (benefit) expense associated with these plans is as follows for the years ended December 31:

	2020	2019
Qualified pension plan	$(2,082)	$(1,640)
Postretirement benefit plan	479	330
Defined contribution retirement plan	3,205	2,318
Contributions to the Retirement Plus plan	3,332	2,437

D.	Postemployment Benefits and Compensated Absences

We accrue all obligations for postemployment benefits or compensated absences in accordance with SSAP No. 11, Postemployment Benefits and Compensated Absences.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

(10)	Capital and Surplus

A.	Capital and Surplus

We have authorized 30,000 shares of common capital stock, $100 par value, of which 25,000 shares were issued and outstanding at December 31, 2020 and 2019, all of which has been issued to USAA.

We have authorized 1,200,000 shares of non-voting Series A-F, Adjustable, Cumulative, Perpetual Preferred Stock (Preferred Stock), $100 par value.

Common stock dividends of $57,000 and $42,000 were paid in 2020 and 2019, respectively. As of December 31, 2020, there were no preferred stock dividends paid. As of December 31, 2019, preferred stock dividends paid totaled $896.

B.	Dividend Restrictions

The maximum amount of dividends that can be paid by Texas insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions contained in the Holding Company Act, Title 6, Section 823.107 of the Texas Insurance Code. Generally, dividends may be declared and paid without prior approval if the amount does not exceed the greater of 10% of the insurer’s surplus as regards to policyholders at the end of the previous year, or its net gain from operations of the previous year. The maximum dividends that can be paid by us in 2021 without prior approval by the Department is $244,797. Dividends are paid as determined by our Board of Directors and at their discretion.

C.	Unassigned surplus is represented or (reduced) by each of the following items at December 31:

	2020	2019	Change
Net unrealized gains (losses)	$33,236	$53,046	$(19,810)
Nonadmitted assets	(263,987)	(213,394)	(50,593)
Asset valuation reserve	(225,051)	(196,208)	(28,843)

There were no restrictions placed on Unassigned surplus during the financial statement reporting periods.

(11)	Contingencies

A.	Contingent Commitments

We have unfunded commitments in alternative investments of $79,795 and $64,936 as of December 31, 2020 and 2019, respectively. We have a liability recorded on the balance sheet to fund commitments for future investments in LIHTC of $5,172 and $4,713 as of December 31, 2020 and 2019, respectively.

As noted in Note 7C, we have the following guarantee commitments for the benefit of affiliates:

We have formally guaranteed that the capital and surplus of Life of NY will be maintained at the greater of $6,000 or the amount of capital and surplus necessary to prevent an action level event from occurring under the RBC laws applicable to life insurance companies in New York. Further, as needed, we will provide Life of NY the liquidity needed to meet its obligations on a timely basis. Any creditor of Life of NY has the right to enforce the terms of this agreement in the event that Life of NY fails or refuses to take timely action to enforce its rights under the minimum capital, surplus and liquidity provisions therein.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

We have guaranteed certain structured settlement payments owed to claimants by UASC, a wholly-owned subsidiary. In establishing these structured settlement arrangements, UASC purchases annuity contracts from us wherein UASC is the owner of the annuity contract and a claimant is the payee. Future payment on these guarantees would be required if UASC did not make payment to a claimant as payment became due. Because we cannot know for certain how long an individual will live, we cannot estimate the maximum potential amount of future payments. As UASC has assigned payments on the annuities to be paid directly by us to the claimants and as UASC is a wholly-owned subsidiary, we believe the risk of payment under the guarantees is remote and limited.

Nature and circumstances of guarantee and key attributes, including date and duration of agreement	Liability recognition of guarantee. (include amount recognized at inception. If not initial recognition, document exception allowed under SSAP no. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
Support Agreement with Life of NY, a subsidiary, which requires us to maintain the Capital and Surplus at the greater of $6,000 or the amount of capital and surplus necessary to prevent an action level event from occurring under the RBC laws applicable to life insurance companies in New York.	$0	Decrease in cash, increase in investment in SCA	We are unable to develop an estimate of the maximum potential amount of future payments.	We are in compliance with all terms of the Support Agreement. As of December 31, 2020 and 2019, Life of NY’s Capital and Surplus was in excess of both (1) $6,000, and (2) the amount necessary to prevent an action level event under RBC laws

Guaranteed payment of structured settlement owed to Claimants by our wholly-owned subsidiary USAA Annuity Services Corporation (UASC)	$0	Decrease in cash and increase in expenses	We are unable to develop an estimate of the maximum potential amount of future payments.	To date, claimants have received all payments when due.

Total	$0	XXX	XXX	XXX

B.	Assessments

We are subject to guaranty fund assessments (GFA) by the states in which we do business. At December 31, 2020 and 2019, we have accrued a liability for GFA of $5,570 and $5,636, respectively. The calculation is based on our 3-year average of premiums written in the state as a percentage of the National Organization of Life and Health Guaranty Associations (NOLHGA) stated summary of total premiums written in that state. This percentage is multiplied by the amount estimated to be in default. This amount represents our best estimate based on information received from NOLHGA regarding various insolvencies in the industry and could change due to many factors including our share of the ultimate cost of current insolvencies. The timing of the payments is uncertain as it is based upon the mortality or morbidity of covered individuals. We do not expect such assessments to have a significant adverse effect on our financial position or results of operations.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

An asset for premium tax credits related to these guaranty fund assessments has been established. Utilization of premium tax credits is dependent upon the rules of each state. The utilization varies from 1 to 20 years. A reconciliation of the change in the premium tax asset at December 31:

	2020	2019
Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$1,974	$2,049
Decreases current year:
Amortization of GFA credits	(527)	(357)
Increases current year:
Policy surcharges collected	243	282

Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$1,690	$1,974

C.	Joint and Several Liabilities

We did not have any joint and several liability arrangements during the financial statement reporting periods, except as disclosed in the Federal income taxes section of Note 1D.

D.	All Other Contingencies

In the ordinary course of business, we are routinely involved in legal, regulatory, and governmental inquiries and other proceedings or investigations. These matters arise during our business activities and include matters that have been self-identified. We establish accruals for such matters when potential losses associated with the matters become probable and estimable. Although we do not anticipate additional significant adverse effects on our financial position, results of operations or cash flows, we generally cannot predict the outcome of the pending matters, the timing of the ultimate resolution of these matters, or any eventual loss, fines or penalties related to each pending matter. Consistent with this, we have not accrued for potential losses which are either probable but not yet estimable or reasonably possible and estimable.

The Company cedes risks through reinsurance arrangements. One of its third-party reinsurers, Scottish Re (U.S.), Inc. (SRUS), was placed under regulatory supervision by the Delaware Insurance Commissioner on December 14, 2018. Subsequently on March 6, 2019, the Chancery Court of the State of Delaware entered a Rehabilitation and Injunction Order in response to a petition filed by the Delaware Insurance Commissioner. In late June 2020, the Receiver presented his proposed plan of rehabilitation for SRUS. Since that time, a large group of cedent creditors to the Estate, as well as retrocessional reinsurers, have been working with the Receiver’s counsel on potential objections to the draft plan and ways to mitigate or resolve those objections. The parties are continuing in their discussions; however, it is unclear when a new rehabilitation plan will be filed due to the unexpected retirement of the Chancellor presiding over the matter. The case has yet to be reassigned.

USAA Life Insurance Company is a defendant in a putative nationwide class action lawsuit alleging overcharging of fees on certain universal life policies. USAA Life has assessed the litigation outcome in the terms of likelihood of occurrence and determined a loss is probable. The accrual represents estimated damages as a result of these matters and is included in General expenses due or accrued in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. An update on the case is noted in Events Subsequent Footnote 23.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

(12)	Other Items

A.	Subprime Mortgage Related Risk Exposure

We invest in securities which are backed by mortgage loans, and therefore, by definition, we could be subject to losses emanating from the failure of the subprime market. Our asset-backed, residential mortgage-backed and commercial mortgage-backed portfolio holdings are reviewed daily and with the exception of the amounts listed by category below, and we have determined that we do not have additional exposure to subprime exposure because: 1) the securities are backed or insured by an agency of the U.S. Government; 2) the securities are issued by a corporate entity which does not participate in the subprime residential mortgage loan sector; 3) the underlying loans backing the security are not subprime in nature. Although we are confident we have minimal direct exposure, there is a possibility (albeit remote) that we could suffer losses (either direct or indirect) in the future.

As noted above, while we believe direct exposure to subprime mortgage loans are evident in the following, loss is neither eminent nor expected:

	2020
	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	OTTI Losses Recognized
Residential mortgage-backed securities	$1,559	$1,559	$2,478	$(1,662)

Total	$1,559	$1,559	$2,478	$(1,662)

	2019
	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	OTTI Losses Recognized
Residential mortgage-backed securities	$3,452	$3,450	$4,630	$(1,662)

Total	$3,452	$3,450	$4,630	$(1,662)

We have no underwriting exposure to subprime mortgage risks.

B.	Depreciable Assets

The following table shows the depreciation method and the estimated useful lives (in years) of our depreciable assets:

	Depreciation Method	Useful Life
Furniture, fixtures, and equipment	Straight-line	3-20
Internally developed software	Straight-line	3

Equipment used in operations are stated at cost, net of accumulated depreciation.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

The following table shows the depreciation and amortization expense, as well as the accumulated depreciation and amortization as of December 31:

	Depreciation/Amortization Expense		Accumulated Depreciation/Amortization
	2020	2019	2020	2019
Furniture, fixtures, and equipment	$—	$—	$—	$169
Internally developed software	35,851	34,734	70,485	43,136

Total	$35,851	$34,734	$70,485	$43,305

C.	Nonadmitted Assets

Our nonadmitted assets at December 31 consisted of the following:

	2020	2019	Change
Common stocks, affiliated	$20,312	$23,643	$(3,331)
Uncollected premiums	127	8	119
Amounts recoverable from reinsurers	1,518	1,355	163
Net deferred tax asset	185,751	129,682	56,069
Electronic data processing equipment and software	56,279	58,706	(2,427)

Total nonadmitted assets	$263,987	$213,394	$50,593

D.	Unusual or Infrequent Items

On January 30, 2020, the World Health Organization declared an infectious disease known as COVID-19 a “Public Health Emergency of International Concern.” The COVID-19 pandemic has resulted in authorities implementing numerous measures attempting to contain the spread and impact of COVID-19, such as travel bans and restrictions, quarantines, shelter-in-place orders and limitations on business activity, including closures. These measures are, among other things, severely restricting global economic activity, which is disrupting global supply chains, lowering asset valuations, significantly increasing unemployment and underemployment levels, decreasing liquidity in markets for certain securities and causing significant volatility and disruptions in the financial, energy and commodity markets. These measures have also negatively impacted, and could continue to negatively impact, businesses, market participants, our counterparties and members, and the U.S. and/or global economy for a prolonged period of time.

To address the economic impact in the U.S., the President signed into law economic stimulus packages to provide relief to businesses and individuals, including the Coronavirus Aid, Relief, and Economic Security Act (CARES Act). The Board of Governors of the Federal Reserve System (Federal Reserve) took additional steps to bolster the economy by providing additional funding sources for small and mid-sized businesses as well as for state and local governments as they work through cash flow stresses caused by the COVID-19 pandemic. The Federal Reserve has taken other steps to provide fiscal and monetary stimuli, including reducing the federal funds rate and the interest rate on the Federal Reserve’s discount window, and implementing programs to promote liquidity in certain securities markets. The Federal Reserve, along with other U.S. banking regulators, has also issued Inter-Agency Guidance to financial institutions that are working with borrowers affected by COVID-19.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

In response to the pandemic, we have implemented protocols and processes to help protect our employees, our members, and our communities. These measures include operating our businesses from remote locations, leveraging our business continuity plans and capabilities that include having the majority of employees work from home, and other employees operating using pre-planned contingency strategies for critical site-based operations. We will continue to manage the increased operational risk related to the execution of our business continuity plans in accordance with our Enterprise Risk Framework.

We have taken steps to provide financial assistance to our members to include offering special payment arrangements on life and health insurance policies, including a 90-day grace period, and waiving and reimbursing deductibles and co-payments for coronavirus-related testing received on or after February 4, 2020, for members who have USAA Medicare Supplement plans.

The extent of the impact on our financial performance will depend on future developments, including, but not limited to (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall. Given the unprecedented uncertainty and rapidly evolving economic effects and social impacts of the COVID-19 pandemic, the future direct and indirect impact on our business, results of operations and financial condition are highly uncertain and will continue to be closely monitored.

(13)	Reinsurance

We are party to several life reinsurance treaties with various reinsurers to mitigate the risk of over concentration. Our current policy for all Life insurance products is to reinsure the portion of any risk in excess of $1,000 with a $250 corridor on the life of any one individual on a Yearly Renewable Term (YRT) basis. For term insurance, we have entered into certain reinsurance treaties that were based on a first dollar quota-share pool, and these agreements have quota-share coinsurance varying from 36% to 90% of the risk, up to the normal retention limit. Once our $1,000 retention limit has been reached, the quota-share pool also reinsures the remaining risk above our retention.

The ceding of reinsurance does not discharge us from our primary legal liability to a policyholder, but the reinsuring company assumes responsibility to reimburse us for the related liability.

We have also established first dollar quota-share agreements for some fixed deferred annuities to better manage interest rate, lapse and credit risk, as well as improve capital management. The annuity coinsurance agreements cede up to 65% of the risk to our reinsurance partners.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, is $1,393,000 and $1,338,000 as of December 31, 2020 and 2019, respectively.

(14)	Participating Policies

Certain life insurance policies contain dividend payment provisions, which enable the policyholder to participate in the earnings of the life insurance operations. The provision for policyholders’ dividends is based on current dividend scales. Income attributable to participating policies in excess of policyholder dividends is restricted by several states for participating policyholders of those states; otherwise, income in excess of policyholder dividends is accounted for as belonging to the stockholders.

As of December 31, 2020 and 2019, premiums under individual life participating policies were $66,883 or 6% and $69,724 or 7%, respectively, of total individual life premiums earned. We account for our dividends based upon current dividend scales. We paid dividends in the amount of $40,192 and $41,120 to policyholders in 2020 and 2019, respectively. We allocated $38,830 as a provision for dividends payable in 2021. We did not allocate any additional income to participating policyholders.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

For the years ended December 31, 2020 and 2019, premiums under individual accident and health participating policies were $2,162 or 0.5% and $2,448 or 0.7%, respectively, of total individual and group accident and health premiums earned. No dividends are anticipated for these participating policies.

(15)	Premium Deficiency Reserves

We evaluated the need for a premium deficiency reserve September 30, 2020, and determined that a reserve was not needed as of December 31, 2020. Anticipated investment income was utilized as a factor in the premium deficiency calculation.

(16)	Reserve for Life Contracts and Deposit-Type Contracts

A.

We waive deduction of deferred fractional premiums upon death of the insured and refund any portion (in whole months) of the final premium paid beyond the date of death. Reserves are the greater of the legally computed reserves and the surrender value; thus, there are no surrender values promised in excess of reserves held.

B.

For substandard lives, extra premiums are charged. Reserves are based on the severity of the impairment and make a provision for the expected excess mortality. For permanent policies, the extra mortality is based on the 1958 CSO, 1980 CSO, 2001 CSO, or 2017 CSO tables. For term insurance, the extra mortality is accounted for by a multiple of the gross premium.

C.

As of December 31, 2020 and 2019, we had $14,573,790 and $19,327,708, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the state of Texas, and for which we held reserves of $57,619 and $81,310 at December 31, 2020 and 2019, respectively.

D.

The tabular interest on analysis of increase in reserve for individual interest-sensitive products and supplemental contracts has been calculated from the basic policy values by determining actual investment-related increases in policy fund value, net of non-investment income items. The tabular interest for participating whole life products has been determined using approximations recommended by the NAIC, net of non-investment income items. The remaining portion of the tabular interest for Individual and Group Life Insurance has been determined using approximations recommended by the NAIC.

For individual annuities and supplementary contracts, “Tabular Less Actual Reserves Released” has been calculated according to the NAIC formula described in the instructions.

The tabular cost for individual interest sensitive life products has been calculated from the basic policy values. The remaining portion of the tabular cost for Individual and Group Life Insurance has been determined using approximations recommended by the NAIC.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

(17)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics were as follows as of December 31:

A.	Individual Annuities:

			2020
			General Account	Separate Account Nonguaranteed	Total Amount	% of Total
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$—	$—	$—	—%
	b.	At book value less current surrender charge of 5% or more	1,975,785	—	1,975,785	11%
	c.	At fair value	—	5,900	5,900	—%

	d.	Total with market value adjustment or at fair value (total of a through c)	1,975,785	5,900	1,981,685	11%
	e.	At book value without adjustment (minimal or no charge or adjustment)	11,804,128	—	11,804,128	64%
(2)	Not subject to discretionary withdrawal		4,503,994	219	4,504,213	25%

(3)	Total gross		18,283,907	6,119	18,290,026	100%
(4)	Reinsurance ceded		1,768,109	—	1,768,109

(5)	Total net		$16,515,798	$6,119	$16,521,917

(6)	Amount included in A(1)b. above that will move to A(1)e. in the year after the statement date:		$359,786	$—	$359,786

			2019
			General Account	Separate Account Nonguaranteed	Total Amount	% of Total
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$—	$—	$—	—%
	b.	At book value less current surrender charge of 5% or more	1,796,870	—	1,796,870	10%
	c.	At fair value	—	5,320	5,320	—%

	d.	Total with market value adjustment or at fair value (total of a through c)	1,796,870	5,320	1,802,190	10%
	e.	At book value without adjustment (minimal or no charge or adjustment)	11,609,364	—	11,609,364	67%
(2)	Not subject to discretionary withdrawal		3,960,324	145	3,960,469	23%

(3)	Total gross		17,366,558	5,465	17,372,023	100%
(4)	Reinsurance ceded		1,248,483	—	1,248,483

(5)	Total net		$16,118,075	$5,465	$16,123,540

(6)	Amount included in A(1)b. above that will move to A(1)e. in the year after the statement date:		$553,946	$—	$553,946

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

B.	Deposit-Type Contracts (no life contingencies):

			2020
			General Account	% of Total
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$—	—%
	b.	At book value less current surrender charge of 5% or more	—	—%
	c.	At fair value	50,000	3%

	d.	Total with market value adjustment or at fair value (total of a through c)	50,000	3%
	e.	At book value without adjustment (minimal or no charge or adjustment)	38,225	2%
(2)	Not subject to discretionary withdrawal		1,773,999	95%

(3)	Total gross		1,862,224	100%
(4)	Reinsurance ceded		—

(5)	Total net		$1,862,224

(6)	Amount included in B(1)b. above that will move to B(1)e. in the year after the statement date:		$—	$—

			2019
			General Account	% of Total
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$—	—%
	b.	At book value less current surrender charge of 5% or more	—	—%
	c.	At fair value	50,000	3%

	d.	Total with market value adjustment or at fair value (total of a through c)	50,000	3%
	e.	At book value without adjustment (minimal or no charge or adjustment)	38,378	2%
(2)	Not subject to discretionary withdrawal		1,436,160	94%

(3)	Total gross		1,524,538	100%
(4)	Reinsurance ceded		—

(5)	Total net		$1,524,538

(6)	Amount included in B(1)b. above that will move to B(1)e. in the year after the statement date:		$—	$—

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

C.	Life & Accident & Health Annual Statement

Reconciliation of total annuity reserves

	2020	2019
Life & Accident & Health Annual Statement:
Total annuities	$15,133,149	$14,794,886
Total supplementary contracts with life contingencies	1,382,649	1,323,187
Total deposit-type contracts	1,862,223	1,524,539

Subtotal	$18,378,021	$17,642,612
Separate Accounts Annual Statement:
Total annuities	5,900	5,320
Total supplementary contracts with life contingencies	219	145

Subtotal	$6,119	$5,465

Combined Total	$18,384,140	$17,648,077

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in Thousands)

(18)	Analysis of Life Actuarial Reserves by Withdrawal Characteristic

	2020
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans
Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	2,937,904	2,937,904	2,960,079	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	1,511,410	1,511,410	1,727,476	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	—	—	235	235	235	235
Miscellaneous Reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	4,719,222	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	354	XXX	XXX	—
Disability - Active Lives	XXX	XXX	4,449	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	14,328	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	—	XXX	XXX	—

Total Gross	$4,449,314	$4,449,314	$9,426,143	$235	$235	$235
Reinsurance Ceded	—	—	3,938,784	—	—	—

Total Net	$4,449,314	$4,449,314	$5,487,359	$235	$235	$235

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in Thousands)

	2019
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans
Term Policies with Cash Value	$128	$128	$170	$—	$—	$—
Universal Life	2,897,662	2,897,662	2,919,347	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	1,464,303	1,464,303	1,669,640	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	—	—	1	198	198	198
Miscellaneous Reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	XXX	XXX	4,630,520	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	437	XXX	XXX	—
Disability - Active Lives	XXX	XXX	4,444	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	15,355	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	—	XXX	XXX	—

Total Gross	$4,362,093	$4,362,093	$9,239,914	$198	$198	$198
Reinsurance Ceded	—	—	4,004,577	—	—	—

Total Net	$4,362,093	$4,362,093	$5,235,338	$198	$198	$198

	Amount
	2020	2019
Life & Accident & Health Annual Statement:
Total Life Insurance	$5,385,448	$5,114,048
Total Accidental Death Benefits	354	437
Total Disability - Active Lives Section	1,380	1,345
Total Disability - Disabled Lives	9,821	10,994
Total Miscellaneous	90,356	108,514

Subtotal	$5,487,359	$5,235,338
Separate Accounts Annual Statement:
Total Life Insurance	235	198

Subtotal	$235	$198

Combined Total	$5,487,594	$5,235,536

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in Thousands)

(19)	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows at December 31:

	2020		2019
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$14	$50	$(302)	$9
Ordinary renewal	12,082	136,142	12,595	115,184

Totals	$12,096	$136,192	$12,293	$115,193

(20)	Change in Incurred Losses and Loss Adjustment Expenses

Health reserves for incurred claims and claims adjustment expenses attributable to insured events of prior years have increased by $2,885 and $370 in 2020 and 2019, as a result of re-estimation of unpaid claims and claims adjustment expenses principally on accident and health lines of insurance. These changes are generally the result of ongoing analysis of recent claim development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.

(21)	Loss/Claim Adjustment Expenses

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2020 and 2019 was $1,176 and $1,251, respectively.

We incurred $8,578 and $7,998 and paid $8,653 and $8,592 of claim adjustment expenses during 2020 and 2019, respectively, of which $972 and $990, respectively, of the paid amount was attributable to insured or covered events of prior years. We decreased the provision for insured events of prior years as a result of favorable development.

(22)	Reconciliation to the Statutory Annual Statement

During our year end reporting for 2019, due to a change in valuation basis, we discovered that the Uncollected and deferred premiums asset was overstated by $81,082. The impact on the financial statements is to the balance of Uncollected and deferred premiums and the Change in actuarial valuation basis. There is no net tax impact to surplus, and only a change in balance between the Change in net deferred income taxes and the Change in nonadmitted assets of $17,027.

USAA LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(Dollars in thousands)

A reconciliation of the amount previously reported to state regulatory authorities in the 2020 and 2019 annual statements to those reported in the accompanying statutory financial statements is shown below.

	2020	2019
Balance Sheet:
Admitted assets as reported in our annual statement	$27,476,706	$26,401,574
Decrease in investments in common stock of wholly-owned subsidiaries	—	—
Decrease in uncollected and deferred premiums	—	(81,082)

Admitted assets as reported in the accompanying audited financial statements	$27,476,706	$26,320,492

Liabilities as reported in our annual statement	25,028,739	23,729,542

Liabilities as reported in the accompanying audited financial statements	25,028,739	23,729,542

Capital and surplus as reported in our annual statement	$2,447,967	$2,672,032
Increase in change in net deferred income taxes	(17,027)	17,027
Increase in change in nonadmitted assets	17,027	(17,027)
Decrease in change in actuarial valuation basis	—	(81,082)

Capital and surplus as reported in the accompanying audited financial statements	$2,447,967	$2,590,950

(23)	Events Subsequent

The date to which events occurring after December 31, 2020, have been evaluated for possible adjustments to the financial statements or disclosures is April 28, 2021, which was the date on which the financial statements were available to be issued.

As discussed in the Contingencies Footnote 11, USAA Life Insurance Company is a defendant in a putative nationwide class action lawsuit alleging overcharging of fees on certain universal life policies. The parties have reached an agreement to settle the case; the settlement agreement remains subject to final approval by the presiding court.

On March 11, 2021, the President signed into law the American Rescue Plan Act of 2021 (The Act). The Act includes $1.9 trillion in funding to battle the coronavirus pandemic through expanded testing, vaccine production and distribution, as well as additional economic relief for individuals, businesses, and communities. The Act extends pandemic-related federal unemployment benefits through Labor Day (September 6, 2021), includes a third round of Economic Impact Payments to qualifying individuals, and provides assistance for states, cities, and other local governments. The expanded testing, vaccine production and distribution is expected to shorten the timeline for achieving herd immunity and potentially result in an improved macroeconomic environment.

USAA LIFE INSURANCE COMPANY

Schedule 1 – Selected Financial Data

(Dollars in thousands)

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

2020
Investment Income Earned:
U.S. government bonds	$243
Bonds exempt from U.S. tax	8,637
Other bonds (unaffiliated)	1,070,654
Bonds of affiliates	—
Preferred stocks (unaffiliated)	6,816
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	110
Common stocks of affiliates	—
Mortgage loans	72,096
Real estate	—
Policy loans	10,575
Cash, cash equivalents and short-term investments	549
Derivative instruments	—
Other invested assets	7,498
Aggregate write-ins for investment income	331

Gross investment income	$1,177,509

Real Estate Owned - Book Value less Encumbrances	$—

Mortgage Loans - Book Value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	2,112,522

Total mortgage loans	$2,112,522

Mortgage Loans by Standing - Book Value:
Good standing	$2,112,522
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans by standing	$2,112,522

Other Long Term Assets - Statement Value	$333,546

Policy loans	$165,453

Bonds and Stocks of Parents, Subsidiaries and Affiliates:
Book Value:
Bonds	$—
Preferred stocks	—
Common stocks	75,630

Total	$75,630

USAA LIFE INSURANCE COMPANY

Schedule 1 – Selected Financial Data

(Dollars in thousands)

2020
Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity - Statement Value
Due within one year or less	$818,145
Over 1 year through 5 years	6,351,785
Over 5 years through 10 years	9,473,798
Over 10 years	7,220,363

Total by Maturity	$23,864,091

Bonds by Class - Statement Value
Class 1	$11,914,719
Class 2	10,932,232
Class 3	831,020
Class 4	70,032
Class 5	111,387
Class 6	4,701

Total by Class	$23,864,091

Total Bonds Publicly Traded	$16,626,241
Total Bonds Privately Placed	7,237,850

Total by Placement	$23,864,091

Preferred Stocks - Statement Value	$128,137
Common Stocks - Fair Value	9,740
Cash on Deposit	(13,792)
Life Insurance In Force:
Industrial	$—
Ordinary	236,705,786
Credit Life	—
Group Life	26,025
Amount of Accidental Death Insurance In Force:
Under Ordinary Policies	$593,709
Life Insurance Policies with Disability Provisions in Force:
Industrial	$—
Ordinary	19,587,132
Credit Life	—
Group Life	—

USAA LIFE INSURANCE COMPANY

Schedule 1 – Selected Financial Data

(Dollars in thousands)

2020
Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies -
Amount of Deposit	$—
Income Payable	432,242
Ordinary - Involving Life Contingencies -
Income Payable	$1,379,509
Group - Not Involving Life Contingencies -
Amount on Deposit	$—
Income Payable	—
Group - Involving Life Contingencies -
Income Payable	$—
Annuities:
Ordinary -
Immediate - Amount of Income Payable	$3,760,569
Deferred - Fully Paid Account Balances	4,014,353
Deferred - Not Fully Paid - Account Balance	10,589,159
Group -
Amount of Income Payable	$—
Fully Paid Account Balances	—
Not Fully Paid - Account Balance	—
Accident and Health Insurance - Premiums in Force:
Ordinary	$396,721
Group	655
Credit	—
Deposit Funds and Dividend Accumulation:
Deposit Funds - Account Balance	$237
Dividend Accumulations - Account Balance	37,981

USAA LIFE INSURANCE COMPANY

Schedule 1 – Selected Financial Data

(Dollars in thousands)

2020
Claim Payments:
Group Accident and Health Year Ended December 31:
2020	$113
2019	—
2018	—
2017	—
2016	—
Prior	—
Other Accident and Health:
2020	$251,210
2019	26,669
2018	677
2017	426
2016	154
Prior	1,995
Other Coverages that Use Developmental Methods to Calculate Claim Reserves:
2020	$259,631
2019	54,253
2018	2,359
2017	1,268
2016	485
Prior	1,418

USAA LIFE INSURANCE COMPANY

Schedule 2 – Summary Investment Schedule

(Dollars in thousands)

	Gross Investment Holding		Admitted Assets as Reported in the Annual Statement
	Amount	%	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	%
Long-term bonds:
U.S. governments	$54,205	0.2%	$54,205	$—	$54,205	0.2%
All other governments	137,188	0.5%	137,188	—	137,188	0.5%
U.S. states, territories and possessions, guaranteed	274,193	1.0%	274,193	—	274,193	1.0%
U.S. political subdivisions of states, territories and possessions, guaranteed	1,027,637	3.8%	1,027,637	—	1,027,637	3.8%
U.S. special revenue and special assessment obligations, etc., non-guaranteed	4,738,480	17.5%	4,738,480	—	4,738,480	17.5%
Industrial and miscellaneous	17,469,087	64.7%	17,469,087	—	17,469,087	64.7%
Hybrid securities	163,301	0.6%	163,301	—	163,301	0.6%
Parent, subsidiaries and affiliates	—	—%	—	—	—	—%
SVO identified funds	—	—%	—	—	—	—%
Unaffiliated bank loans	—	—%	—	—	—	—%

Total long-term bonds	23,864,091	88.3%	23,864,091	—	23,864,091	88.3%
Preferred stocks:
Industrial and miscellaneous (unaffiliated)	128,137	0.5%	128,137	—	128,137	0.5%
Parent, subsidiaries and affiliates	—	—%	—	—	—	—%

Total preferred stock	128,137	0.5%	128,137	—	128,137	0.5%
Common stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	—	—%	—	—	—	—%
Industrial and miscellaneous other (unaffiliated)	9,740	—%	9,740	—	9,740	—%
Parent, subsidiaries and affiliates publicly traded	—	—%	—	—	—	—%
Parent, subsidiaries and affiliates other	95,942	0.4%	75,630	—	75,630	0.3%
Mutual funds	—	—%	—	—	—	—%
Unit investment trusts	—	—%	—	—	—	—%
Closed-end funds	—	—%	—	—	—	—%

Total common stocks	105,682	0.4%	85,370	—	85,370	0.3%
Mortgage loans:
Farm mortgages	—	—%	—	—	—	—%
Residential mortgages	—	—%	—	—	—	—%
Commercial mortgages	2,112,522	7.8%	2,112,522	—	2,112,522	7.8%
Mezzanine real estate loans	—	—%	—	—	—	—%

Total mortgage loans	2,112,522	7.8%	2,112,522	—	2,112,522	7.8%
Real estate:
Properties occupied by company	—	—%	—	—	—	—%
Properties held for production of income	—	—%	—	—	—	—%
Properties held for sale	—	—%	—	—	—	—%

Total real estate	—	—%	—	—	—	—%
Cash, cash equivalents, and short-term investments:
Cash	(13,792)	(0.1)%	(13,792)	—	(13,792)	(0.1)%
Cash equivalents	265,778	1.0%	265,778	69,344	335,122	1.4%
Short-term investments	—	—%	—	—	—	—%

Total cash, cash equivalents, and short-term Investments	251,986	0.9%	251,986	69,344	321,330	1.3%
Policy loans	165,453	0.6%	165,453	—	165,453	0.6%
Derivatives	—	—%	—	—	—	—%
Other invested assets	333,546	1.2%	333,546	—	333,546	1.2%
Receivables for securities	3,581	—%	3,581	—	3,581	—%
Securities lending	69,344	0.3%	69,344	XXX	XXX	XXX
Aggregate write-ins for other invested assets	—	—%	—	—	—	—%

Total invested assets	$27,034,342	100.0%	$27,014,030	$69,344	$27,014,030	100.0%

USAA LIFE INSURANCE COMPANY

Schedule 3 – Supplemental Investment Risk Interrogatories

(Dollars in thousands)

1.	State the reporting entity’s total admitted assets as reported on Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus $27,470,354.

2.	Ten largest exposures to a single issuer/borrower/investment.

Issuer	Description	Amount	Percentage
New York Transition Fin Auth	Municipal	$271,932	0.990%
Anheuser Busch Inbev NV	Bonds	152,371	0.555
Abbvie Inc	Bonds	151,598	0.552
Deutsche Telekom AG	Bonds	145,367	0.529
AT&T Inc	Bonds	125,406	0.457
CVS Health Corp	Bonds	124,309	0.453
Bayer AG	Bonds	121,498	0.442
Truist Financial Corp	Bonds	119,880	0.436
Energy Transfer LP	Bonds	116,850	0.425
British American Tobacco PLC	Bonds	106,937	0.389

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Bonds	Amount	Percentage	Preferred Stock	Amount	Percentage
NAIC-1	$11,914,719	43.373%	1	$—	—%
NAIC-2	10,932,232	39.796	2	94,888	0.345
NAIC-3	831,020	3.025	3	33,249	0.121
NAIC-4	70,032	0.255	4	—	—
NAIC-5	111,387	0.405	5	—	—
NAIC-6	4,701	0.017	6	—	—

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for interrogatories 5-10?

Yes	No	X

4.02	Total admitted assets held in foreign investments:

$4,063,144	14.790%

4.03	Foreign-currency-denominated investments: N/A

4.04	Insurance liabilities denominated in that same foreign currency: N/A

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Investment Category	Amount	Percentage
Countries rated NAIC-1	$3,581,098	13.036%
Countries rated NAIC-2	341,926	1.245
Countries rated NAIC-3 or below	140,120	0.509

USAA LIFE INSURANCE COMPANY

Schedule 3 – Supplemental Investment Risk Interrogatories

(Dollars in thousands)

6.	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:	Amount	Percentage
United Kingdom	$1,143,565	4.163%
Australia	633,578	2.306

Countries rated NAIC-2:	Amount	Percentage
Mexico	$260,421	0.948%
Peru	58,998	0.215

Countries rated NAIC-3 or below:	Amount	Percentage
Bahamas	$32,833	0.120%
Brazil	30,067	0.109

7.	Aggregate unhedged foreign currency exposure: N/A

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating: N/A

9.	Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating: N/A

10.	Ten largest non-sovereign (i.e., non-governmental) foreign issues:

Issuer	NAIC Rating	Amount	Percentage
Anheuser Busch Inbev NV	2FE	$152,371	0.555%
Bayer AG	2FE	121,498	0.442
Siemens AG	1FE	102,443	0.373
BNP Paribas SA	2FE	92,914	0.338
British American Tobacco PLC	2FE	92,636	0.337
Deutsche Telekom AG	2FE	83,309	0.303
HSBC Holdings PLC	1FE	80,758	0.294
Anglo American PLC	2FE	79,593	0.290
Bayerische Motoren Werke AG	1FE	73,597	0.268
Glencore PLC	2FE	73,297	0.267

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for the remainder of interrogatory 11?

Yes	X	No

USAA LIFE INSURANCE COMPANY

Schedule 3 – Supplemental Investment Risk Interrogatories

(Dollars in thousands)

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for the remainder of interrogatory 12?

Yes	X	No

13.	Amounts and percentages of admitted assets held in the largest 10 equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for the remainder of interrogatory 13?

Yes	X	No

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s admitted assets, therefore detail not required for the remainder of interrogatory 14?

Yes	X	No

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for the remainder of interrogatory 15?

Yes	X	No

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for the remainder of interrogatory 16 and interrogatory 17?

Yes	No	X

Type (Residential, Commercial, Agricultural)	Amount	Percentage
Commercial	$2,112,522	7.690%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date: N/A

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets, therefore detail not required for the remainder of interrogatory 18?

Yes	X	No

USAA LIFE INSURANCE COMPANY

Schedule 3 – Supplemental Investment Risk Interrogatories

(Dollars in thousands)

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in mezzanine real estate loans.

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s admitted assets?

Yes	X	No

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

	At Year End	%	1st Qtr	2nd Qtr	3rd Qtr
Securities lending agreements (do not include assets held as collateral for such transactions)	$57,007	0.208%	$165,722	$49,665	$64,984
Repurchase agreements	—	—	—	—	—
Reverse repurchase agreements	—	—	—	—	—
Dollar repurchase agreements	—	—	—	—	—
Dollar reverse repurchase agreements	—	—	—	—	—

Note : The year-end value is reported at statement value.

21.	Amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps and floors: N/A

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards: N/A

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts: N/A

USAA LIFE INSURANCE COMPANY

Notes to Supplemental Disclosures

December 31, 2020

1.	Basis of Presentation

The accompanying supplemental disclosures present selected statutory-basis financial data as of December 31, 2020 for the purposes of complying with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and is consistent with information filed by us with the appropriate state insurance departments.